                                                                EXHIBIT 10.28(b)

                                 AMENDMENT NO. 1
                                       TO
                       PREFERRED STOCK PURCHASE AGREEMENT


        This AMENDMENT, dated as of February 10, 1999, to that certain Preferred Stock Purchase Agreement dated as of December 23, 1998, is made and entered into between Aames Financial Corporation, a Delaware corporation (the "Company"), and Capital Z Financial Services Fund II, L.P., a Bermuda limited partnership ("Capital Z").

                                    RECITALS

        WHEREAS, the parties hereto have entered into a Preferred Stock Purchase Agreement dated as of December 23, 1998 (the "Stock Purchase Agreement"); and

        WHEREAS, such parties desire to amend the Stock Purchase Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

        Section 1.1. Definitions. Capitalized terms used herein that are defined in the Stock Purchase Agreement are used herein as so defined.

                                   ARTICLE II.

                                   AMENDMENTS

        The Stock Purchase Agreement is hereby amended as follows:

        (a) Section 2.2 is amended in its entirety by replacing such section with the following:

                "Section 2.2. Issuance, Sale and Purchase of Senior Preferred Stock. (a) Upon the terms and subject to the conditions set forth in this Agreement, and in reliance upon the representations and warranties hereinafter set forth, at the Initial Closing, the Company will issue, sell, and deliver to the Purchaser (including the Designated Purchasers), and the Purchaser will purchase from the Company, (i) 26,704 shares of Series B Preferred Stock and (ii) 49,796 shares of Series C Preferred Stock. The purchase price per share of Senior Preferred Stock shall equal $1,000.00 (the "Purchase Price").

                (b) The Senior Preferred Stock shall be issued to Capital Z and to its Designated Purchaser as follows:

        26,704 shares of Series B Preferred Stock to Capital Z;

        48,296 shares of Series C Preferred Stock to Capital Z; and

        1,500 shares of Series C Preferred Stock to Georges St. Laurent."

        (b) Section 2.5(b) is amended by deleting the last sentence thereof and replacing such sentence with the following:

        "At the earlier to occur of (i) the day the Recapitalization is consummated and (ii) June 30, 1999, the Purchaser may, at its option,
        (I) if on the day the Recapitalization is consummated, exchange up to 3,000,000 shares of Series C Preferred Stock acquired at the Initial Closing or (II) if on June 30, 1999, exchange up to 3,000 shares of Series C Preferred Stock acquired at the Initial Closing, in either case for an equivalent number of shares of Series B Preferred Stock; provided, that, immediately following such exchange, the total number of outstanding shares of Series B Preferred Stock do not represent more than 49.99% of the total voting power of the Company entitled to vote for the election of directors of the Company."

        (c) Section 4.4 is amended by adding the following sentences at the end of such section:

        "Notwithstanding the prior sentence, in the event that the Company is unable to cause the Existing Rights Agreement to be amended by the Initial Closing, the Company shall cause the Existing Rights Agreement to be so amended promptly after the Initial Closing Date. At the request of Capital Z, the Company will promptly take all actions necessary to redeem the Existing Rights."

        (d) The Series B Certificate of Designations (Exhibit A to the Stock Purchase Agreement) is amended in its entirety by replacing such Series B Certificate of Designations with the Series B Certificate of Designations attached to this Amendment as Exhibit A.

        (e) The Series C Certificate of Designations (Exhibit B to the Stock Purchase Agreement) is amended in its entirety by replacing such Series C Certificate of Designations with the Series C Certificate of Designations attached to this Amendment as Exhibit B.

        (f) The Contingent Warrant (Exhibit E to the Stock Purchase Agreement) is amended in its entirety by replacing such

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Contingent Warrant with the Contingent Warrant attached to this Amendment as
Exhibit C.

                                  ARTICLE III.

                            MISCELLANEOUS PROVISIONS

        Section 3.1. Counterparts. For the convenience of the parties, any number of counterparts of this Amendment may be executed by any one or more of the parties hereto, and each such executed counterpart shall be, and shall be deemed to be, an original, but all of which together shall constitute one and the same instrument.

        Section 3.2. Ratification. The Stock Purchase Agreement, as amended hereby, is hereby ratified and confirmed.

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        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed to be effective as of the 10th day of February, 1999.

                                     AAMES FINANCIAL CORPORATION



                                     By:   /s/ Cary H. Thompson
                                        ----------------------------------------
                                     Name: Cary H. Thompson
                                     Title: Chief Executive Officer




                                     CAPITAL Z FINANCIAL SERVICES FUND II, L.P.,
                                          By its General Partner

                                          CAPITAL Z PARTNERS, L.P.,
                                               By its General Partner

                                               CAPITAL Z PARTNERS, LTD.



                                           By:    /s/ Adam M. Mizel
                                              ----------------------------------
                                           Name: Adam M. Mizel
                                           Title:  Partner

                                                                       EXHIBIT A



--------------------------------------------------------------------------------


                 CERTIFICATE OF THE VOTING POWERS, DESIGNATIONS,
                PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL
                  OR OTHER SPECIAL RIGHTS, AND QUALIFICATIONS,
                     LIMITATIONS OR RESTRICTIONS THEREOF, OF
                     SERIES B CONVERTIBLE PREFERRED STOCK OF
                           AAMES FINANCIAL CORPORATION


--------------------------------------------------------------------------------

        AAMES FINANCIAL CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies that the following resolutions were adopted by the Board of Directors of the Corporation (the "Board of Directors") pursuant to authority of the Board of Directors as required by Section 151 of the Delaware General Corporation Law:

        RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), the Board of Directors hereby creates a series of the Corporation's previously authorized preferred stock, par value $0.001 per share (the "Preferred Stock"), and hereby states the designation and number thereof, and fixes the voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, as follows:

                      SERIES B CONVERTIBLE PREFERRED STOCK:

                            I. DESIGNATION AND AMOUNT

        The designation of this series of shares shall be "Series B Convertible Preferred Stock" (the "Series B Preferred Stock") par value $0.001 per share; the initial stated value per share shall be $1,000.00 (the "Initial Stated Value"); and the number of shares constituting such series shall be 100,000. The number of shares of the Series B Preferred Stock may be decreased from time to time by a resolution or resolutions of the Board of Directors; provided, however, that such number shall not be decreased below the aggregate number of shares of the Series B Preferred Stock then outstanding.

                                    II. RANK

        A. With respect to dividends, the Series B Preferred Stock shall rank
(i) senior to each other class or series of Preferred Stock, except for the Series C Convertible Preferred Stock, par value $0.001 per share, of the Corporation (the "Series C Preferred Stock"); (ii) on a parity with the Series C Preferred Stock; and (iii) senior to the Corporation's Common Stock, par value $.001 per share (the "Common Stock"), and, except as specified above, all other classes and series of capital stock of the Corporation hereafter issued by the Corporation. With respect to dividends, all equity securities of the Corporation to which the Series B Preferred Stock ranks senior, including the Common Stock, are collectively referred to herein as the

"Junior Dividend Securities"; all equity securities of the Corporation with which the Series B Preferred Stock ranks on a parity, including the Series C Preferred Stock, are collectively referred to herein as the "Parity Dividend Securities"; and all equity securities of the Corporation (other than convertible debt securities) to which the Series B Preferred Stock ranks junior, with respect to dividends, are collectively referred to herein as the "Senior Dividend Securities."

        B. With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Series B Preferred Stock shall rank (i) senior to each other class or series of Preferred Stock of the Corporation, except for the Series C Preferred Stock;
(ii) on a parity with the Series C Preferred Stock; and (iii) senior to the Common Stock, and, except as specified above, all other classes and series of capital stock of the Corporation hereafter issued by the Corporation. With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, all equity securities of the Corporation to which the Series B Preferred Stock ranks senior, including the Common Stock, are collectively referred to herein as "Junior Liquidation Securities"; all equity securities of the Corporation (other than convertible debt securities) to which the Series B Preferred Stock ranks on parity, including the Series C Preferred Stock, are collectively referred to herein as "Parity Liquidation Securities"; and all equity securities of the Corporation to which the Series B Preferred Stock ranks junior are collectively referred to herein as "Senior Liquidation Securities."

        C. The Series B Preferred Stock shall be subject to the creation of Junior Dividend Securities and Junior Liquidation Securities (collectively, "Junior Securities"), but no Parity Dividend Securities or Parity Liquidation Securities (collectively, "Parity Securities") (other than the Series C Preferred Stock) or Senior Dividend Securities or Senior Liquidation Securities (collectively, "Senior Securities") shall be created except in accordance with the terms hereof.

                                 III. DIVIDENDS

        A. DIVIDENDS. Subject to the terms of paragraph D below, shares of Series B Preferred Stock shall accumulate dividends at a rate of 6.5% per annum (the "Dividend Rate"), which dividends shall be paid quarterly in cash, in four equal quarterly installments on the last day of March, June, September and December of each year, or if any such date is not a Business Day, the Business Day next preceding such day (each such date, regardless of whether any dividends have been paid or declared and set aside for payment on such date, a "Dividend Payment Date"), to holders of record (the "Registered Holders") as they appear on the stock record books of the Corporation on the fifteenth day prior to the relevant Dividend Payment Date; provided, however, that during the Accrual Period (as defined in Article IX hereof) the Corporation shall have the option to accrue such dividends, which dividends, to the extent so accrued, shall compound quarterly. Prior to the consummation of the Recapitalization, dividends shall accrue and accumulate on the Initial Stated Value of each share of Series B Preferred Stock. Following the consummation of the Recapitalization, dividends shall accrue and accumulate on the Post-Recapitalization Stated Value of each share of Series B Preferred Stock. Dividends shall be paid only when, as and if declared by the Board of Directors out of funds at the time



                                       2


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legally available for the payment of dividends. Dividends shall begin to accumulate on outstanding shares of Series B Preferred Stock from the date of issuance and shall be deemed to accumulate from day to day whether or not earned or declared until paid. Dividends shall accumulate on the basis of a 360-day year consisting of twelve 30-day months (four 90-day quarters) and the actual number of days elapsed in the period for which payable.

        B. ACCUMULATION. Dividends on the Series B Preferred Stock shall be cumulative, and from and after (i) any Dividend Payment Date on which any dividend that has accumulated or been deemed to have accumulated through such date has not been paid in full (other than by reason of the election of the Corporation to accrue dividends during the Accrual Period); or (ii) any payment date set for a redemption on which such redemption payment has not been paid in full, additional dividends shall accumulate in respect of the amount of such unpaid dividends or unpaid redemption payment (the "Arrearage") at 125% of the stated dividend rate (or such lesser rate as may be the maximum rate that is then permitted by applicable law). Such additional dividends in respect of any Arrearage shall be deemed to accumulate from day to day whether or not earned or declared until the Arrearage is paid, shall be calculated as of such successive Dividend Payment Date, and shall constitute an additional Arrearage from and after any Dividend Payment Date to the extent not paid on such Dividend Payment Date. References in any Article herein to dividends that have accumulated or that have been deemed to have accumulated with respect to the Series B Preferred Stock shall include the amount, if any, of any Arrearage together with any dividends accumulated or deemed to have accumulated on such Arrearage pursuant to the immediately preceding two sentences. Additional dividends in respect of any Arrearage may be declared and paid at any time, in whole or in part, without reference to any regular Dividend Payment Date, to Registered Holders as they appear on the stock record books of the Corporation on such record date as may be fixed by the Board of Directors (which record date shall be no less than 10 days prior to the corresponding payment date). Dividends in respect of any Arrearage shall be paid in cash.

        C. METHOD OF PAYMENT. Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accumulated and payable on all outstanding shares of Series B Preferred Stock shall be allocated pro rata on a share-by-share basis among all such shares then outstanding. After the Second Anniversary Date, dividends that are declared and paid in an amount less than the full amount of dividends accumulated on the Series B Preferred Stock (and on any Arrearage) shall be applied first to the earliest dividend which has not theretofore been paid. All cash payments of dividends on the shares of Series B Preferred Stock shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

        D. SPECIAL DIVIDEND RIGHTS.

        1. In addition to the dividend rights set forth in paragraph A above, prior to the consummation of the Recapitalization, the holders of shares of Series B Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for such purpose, cash dividends in an amount per whole share (rounded to the nearest cent) equal to the Formula Number then in effect times the aggregate per share amount of all cash dividends declared or paid on the Common Stock. If, prior to the consummation of the Recapitalization, the Corporation shall pay any dividend or make any distribution on the Common Stock payable in assets, securities or other forms of non-cash consideration, then, in each such case, the Corporation shall simultaneously pay or make on each whole outstanding share of the Series B Preferred Stock a dividend or distribution in like kind equal to the Formula Number then in effect times such dividend or distribution on each share of the Common Stock. The dividends and distributions on the Series B Preferred Stock pursuant to this paragraph are hereinafter referred to as "Participating Dividends." The Corporation shall declare each Participating Dividend immediately prior to or at the same time it declares any cash or non-cash dividend or distribution on the Common Stock in respect of which a Participating Dividend is required to be paid. No cash or non-cash dividend or distribution on the Common Stock in respect of which a Participating Dividend is required shall be paid or set aside for payment on the Common Stock unless a Participation Dividend in respect of such dividend shall be have been paid. Nothing contained in this paragraph D shall obligate the Company to declare or pay any dividend or other distribution on the Common Stock or (except pursuant to paragraph A of this Article III or in connection with a dividend or distribution on the Common Stock as provided in this paragraph D) the Series B Preferred Stock.

        2. If the Recapitalization is not consummated prior to June 30, 1999, the Dividend Rate shall be deemed to be 15% per annum during the period commencing on such date and ending on the date the Recapitalization is consummated.

                           IV. LIQUIDATION PREFERENCE

        A. PRIOR TO THE RECAPITALIZATION. In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, occurring prior to the consummation of the Recapitalization, the holders of then-outstanding shares of Series B Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus of any nature, an amount per share equal to the sum of (i) the dividends, if any, accumulated or deemed to have accumulated thereon, to the date of final distribution to such holders, whether or not such dividends are declared; and
(ii) the Initial Stated Value thereof, before any payment shall be made or any assets distributed to the holders of any Junior Liquidation Securities (the "Initial Preferred Distribution"). After the Initial Preferred Distribution has been made, the holders of Series B Preferred Stock shall be entitled to share pro rata with the holders of Common Stock in the distribution of any remaining assets of the Corporation on the basis of each whole outstanding share of the Series B Preferred Stock receiving an amount equal to the Formula Number then in effect times such distribution on each share of the Common Stock. The distributions on the Series B Preferred Stock pursuant to the immediately preceding sentence of this paragraph A are hereinafter referred to as "Participating Liquidation Distributions." No distribution on the Common Stock in respect of which a Participating Liquidation Distribution is required shall be paid or set aside for payment on the Common Stock unless a Participating Liquidation Distribution in respect of such distribution is concurrently paid.




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


        B. AFTER THE RECAPITALIZATION. Subsequent to the consummation of the Recapitalization, the holders of the outstanding shares of Series B Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus of any nature, an amount per share equal to the sum of (i) the dividends, if any, accumulated or deemed to have accumulated thereon to the date of final distribution to such holders, whether or not such dividends are declared; and (ii) the Post-Recapitalization Stated Value thereof, before any payment shall be made or any assets distributed to the holders of any Junior Liquidation Securities. After any such payment in full after the consummation of the Recapitalization, the holders of Series B Preferred Stock shall not, as such, be entitled to any further participation in any distribution of assets of the Corporation.

        C. PARITY SECURITIES. All the assets of the Corporation available for distribution to stockholders after the liquidation preferences of any Senior Liquidation Securities shall be distributed ratably (in proportion to the full distributable amounts to which holders of Series B Preferred Stock and Parity Liquidation Securities, if any, are respectively entitled upon such dissolution, liquidation or winding up) among the holders of the then-outstanding shares of Series B Preferred Stock and Parity Liquidation Securities, if any, when such assets are not sufficient to pay in full the aggregate amounts payable thereon.

        D. MERGER NOT A LIQUIDATION. Neither a consolidation or merger of the Corporation with or into any other Person or Persons, nor a sale, conveyance, lease, exchange or transfer of all or part of the Corporation's assets for cash, securities or other property to a Person or Persons shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this
Article IV, but the holders of shares of Series B Preferred Stock shall nevertheless be entitled from and after any such consolidation, merger or sale, conveyance, lease, exchange or transfer of all or part of the Corporation's assets to the rights provided by this Article IV following any such transaction. Notice of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable to each holder of shares of Series B Preferred Stock in such circumstances shall be payable, shall be given by first-class mail, postage prepaid, mailed not less than 30 days prior to any payment date stated therein, to holders of record as they appear on the stock record books of the Corporation as of the date such notices are first mailed.

                                  V. REDEMPTION

        A. INTENTIONALLY OMITTED

        B. OPTIONAL REDEMPTION. Commencing on the earlier to occur of (x) the tenth anniversary of the Issue Date and (y) the date on which fewer than 25% of the shares of Series B Preferred Stock issued on the Issue Date remain outstanding, and at all times thereafter, the Corporation may, at its option, redeem all (but not less than all) outstanding shares of Series B Preferred Stock on a date specified by the Corporation (the "Optional Redemption Date") by paying the Redemption Price therefor in cash out of funds legally available for such purpose.

        C. NOTICE AND REDEMPTION PROCEDURES. Notice of the redemption of shares of Series B Preferred Stock pursuant to paragraph B of this Article V (a "Notice of Redemption") shall be sent to the holders of record of the shares of Series B Preferred Stock to be redeemed by first class mail, postage prepaid, at each such holder's address as it appears on the stock record books of the Corporation not more than 120 nor fewer than 90 days prior to the Optional Redemption Date, which date shall be set forth in such notice (the "Redemption Date"); provided that failure to give such Notice of Redemption to any holder, or any defect in such Notice of Redemption to any holder shall not affect the validity of the proceedings for the redemption of any shares of Series B Preferred Stock held by any other holder. In order to facilitate the redemption of shares of Series B Preferred Stock, the Board of Directors may fix a record date for the determination of the holders of shares of Series B Preferred Stock to be redeemed not more than 30 days prior to the date the Notice of Redemption is mailed. On or after the Optional Redemption Date, each holder of the shares called for redemption shall surrender the certificate evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the Redemption Price for such shares. From and after the Optional Redemption Date, all dividends on shares of Series B Preferred Stock shall cease to accumulate and all rights of the holders thereof as holders of Series B Preferred Stock shall cease and terminate, except to the extent the Corporation shall default in payment thereof on the Optional Redemption Date.

        D. DEPOSIT OF FUNDS. The Corporation shall, on or prior to the Optional Redemption Date, pursuant to paragraph C of this Article V, deposit with its transfer agent or other redemption agent in the Borough of Manhattan, The City of New York having a capital and surplus of at least $500,000,000 selected by the Board of Directors, as a trust fund for the benefit of the holders of the shares of Series B Preferred Stock to be redeemed, cash that is sufficient in amount to redeem the shares to be redeemed in accordance with the Notice of Redemption, with irrevocable instructions and authority to such transfer agent or other redemption agent to pay to the respective holders of such shares, as evidenced by a list of such holders certified by an officer of the Corporation, the Redemption Price for such shares upon surrender of their respective share certificates. Such deposit shall be deemed to constitute full payment of the Redemption Price for such shares to the holders, and from and after the date of such deposit, all rights of the holders of the shares of Series B Preferred Stock that are to be redeemed as stockholders of the Corporation with respect to such shares, except the right to receive the Redemption Price upon the surrender of their respective certificates, shall cease and terminate. No dividends shall accumulate on any shares of Series B Preferred Stock after the Optional Redemption Date for such shares (unless the Corporation shall fail to deposit cash sufficient to redeem all such shares). In case holders of any shares of Series B Preferred Stock called for redemption shall not, within two years after such deposit, claim the cash deposited for redemption thereof, such transfer agent or other redemption agent shall, upon demand, pay over to the Corporation the balance so deposited. Thereupon, such transfer agent or other redemption agent shall be relieved of all responsibility to the holders thereof and the sole right of such holders, with respect to shares to be redeemed, shall be to receive the Redemption Price as general creditors of the Corporation. Any interest accrued on any funds so deposited shall belong to the Corporation, and shall be paid to it from time to time on demand.

                          VI. RESTRICTIONS ON DIVIDENDS

        So long as any shares of the Series B Preferred Stock are outstanding, the Board of Directors shall not declare, and the Corporation shall not pay or set apart for payment any dividend on any Junior Securities or make any payment on account of, or set apart for payment money for a sinking or other similar fund for, the repurchase, redemption or other retirement of, any Junior Securities or Parity Securities or any warrants, rights or options exercisable for or convertible into any Junior Securities or Parity Securities (other than the repurchase, redemption or other retirement of debentures or other debt securities that are convertible or exchangeable into any Junior Securities or Parity Securities), or make any distribution in respect of the Junior Securities, either directly or indirectly, and whether in cash, obligations or shares of the Corporation or other property (other than distributions or dividends in Junior Securities to the holders of Junior Securities), and shall not permit any corporation or other entity directly or indirectly controlled by the Corporation to purchase or redeem any Junior Securities or Parity Securities or any warrants, rights, calls or options exercisable for or convertible into any Junior Securities or Parity Securities (other than the repurchase, redemption or other retirement of debentures or other debt securities that are convertible or exchangeable into any Junior Securities or Parity Securities or the repurchase, redemption or other retirement of Junior Securities or Parity Securities in exchange for Junior Securities or Parity Securities) unless prior to or concurrently with such declaration, payment, setting apart for payment, repurchase, redemption or other retirement or distribution, as the case may be, all accumulated and unpaid dividends on shares of the Series B Preferred Stock not paid on the dates provided for in paragraph A of Article III hereof (including Arrearages and accumulated dividends thereon) shall have been paid, except that when dividends are not paid in full as aforesaid upon the shares of Series B Preferred Stock, all dividends declared on the Series B Preferred Stock and any series of Parity Dividend Securities shall be declared and paid pro rata so that the amount of dividends so declared and paid on Series B Preferred Stock and such series of Parity Dividend Securities shall in all cases bear to each other the same ratio that accumulated dividends (including interest accrued on or additional dividends accumulated in respect of such accumulated dividends) on the shares of Series B Preferred Stock and such Parity Dividend Securities bear to each other.

                               VII. VOTING RIGHTS

        A. On or prior to the consummation of the Recapitalization, the holders of Series B Preferred Stock shall be entitled to one thousand (1,000) votes per share of Series B Preferred Stock at each meeting of stockholders of the Corporation with respect to any and all matters presented to the stockholders of the Corporation for their action and consideration. After the consummation of the Recapitalization, the holders of Series B Preferred Stock shall be entitled to the number of votes per share of Series B Preferred Stock equal to the number of shares of Common Stock for which such share of Series B Preferred Stock is then convertible pursuant to Article VIII at each meeting of stockholders of the Corporation with respect to any and all matters presented to the stockholders of the Corporation for their action and consideration.

        B. So long as any shares of the Series B Preferred Stock are outstanding, (i) each share of Series B Preferred Stock shall entitle the holder thereof to vote on all matters voted on by holders of Common Stock; and (ii) the shares of Series B Preferred Stock shall vote together with shares of Common Stock (and any shares of Series C Preferred Stock entitled to vote) as a single class.

        C. At each annual meeting of the stockholders of the Corporation, the holders of Series B Preferred Stock, voting as a separate class, shall have the right to elect, by the written consent (if action by written consent is permitted) or affirmative vote of the holders of a majority of the outstanding shares of Series B Preferred Stock, four members of a separate class of directors, each of whom shall serve until the next annual meeting of the stockholders of the Corporation or until his or her successor is elected and qualified. Such vote or consent shall be taken in accordance with the procedures specified in paragraph F below. The initial directors shall be Steven M. Gluckstern, Adam M. Mizel, Mani Sadeghi and David Spuria.

        D. Without the written consent (if action by written consent is permitted) or affirmative vote of the holders of a majority of the outstanding shares of Series B Preferred Stock and Series C Preferred Stock, voting together as a single class, the Corporation shall not (i) authorize, create or issue, or increase the authorized amount of, (x) any Senior Securities or Parity Securities or (y) any class or series of capital stock or any security convertible into or exercisable for any class or series of capital stock, redeemable mandatorily or redeemable at the option of the holder thereof or (ii) enter into any Transaction (as defined in paragraph H of Article VIII). Such vote or consent shall be taken in accordance with the procedures specified in paragraph F below.

        E. Without the written consent (if action by written consent is permitted) or affirmative vote of the holders of at least a majority of the outstanding shares of Series B Preferred Stock and Series C Preferred Stock, voting together as a single class, the Corporation shall not (i) amend, alter or repeal any provision of the Certificate of Incorporation or the Bylaws, if the amendment, alteration or repeal alters or changes the powers, preferences or special rights of the Series B Preferred Stock so as to affect them materially and adversely or (ii) authorize or take any other action if such action alters or changes any of the rights of the Series B Preferred Stock in any respect or otherwise would be inconsistent with the provisions of this Certificate of Designations and the holders of any class or series of the capital stock of the Corporation is entitled to vote thereon. Such vote or consent shall be taken in accordance with the procedures specified in paragraph F below.

        F. The foregoing rights of holders of shares of Series B Preferred Stock to take any actions as provided in this Article VII may be exercised at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose as hereinafter provided or at any adjournment thereof, or by the written consent, delivered to the Secretary of the Corporation, of the holders of the minimum number of shares required to take such action, if action by written consent of stockholders of the Corporation is then permitted.

        The Chairman of the Board of the Corporation may call, and upon written request of holders of record of 35% of the outstanding shares of Series B Preferred Stock, if the holders of Series B Preferred Stock are to vote separately as a single class, or the holders of record of 35% of the outstanding shares of Series B Preferred Stock and Series C Preferred Stock, if the holders of shares of Series B Preferred Stock are to vote as a class with the holders of shares of any Series C Preferred Stock, addressed to the Secretary of the Corporation at the principal office of the Corporation shall call, a special meeting of the holders of shares entitled to vote as provided herein. Such meeting shall be held within 30 days after delivery of such request to the Secretary, at the place and upon the notice provided by law and in the By-laws of the Corporation for the holding of meetings of stockholders.

        At each meeting of stockholders at which the holders of shares of Series B Preferred Stock shall have the right, voting separately as a single class or as a class with the holders of shares of any Series C Preferred Stock, to elect directors of the Corporation as provided in paragraph C above or to take any action, the presence in person or by proxy of the holders of record of one-third of the total number of shares of Series B Preferred Stock, if the holders of shares of Series B Preferred Stock are to vote separately as a single class, or the holders of record of one-third of the total number of shares of Series B Preferred Stock and Series C Preferred Stock, if the holder of shares of Series B Preferred Stock are to vote as a class with the holders of shares of Series C Preferred Stock, then outstanding and entitled to vote on the matter shall be necessary and sufficient to constitute a quorum. At any such meeting or at any adjournment thereof:

                (A) the absence of a quorum of the holders of shares of Series B Preferred Stock, if the holders of Series B Preferred Stock are to vote separately as a single class, shall not prevent the election of directors other than those to be elected by the holders of shares of Series B Preferred Stock, and the absence of a quorum of the holders of shares of any other class or series of capital stock shall not prevent the election of directors to be elected by the holders of shares of Series B Preferred Stock or the taking of any action as provided in this
        Article VII; and

                (B) in the absence of a quorum of the holders of shares of Series B Preferred Stock, if the holders of Series B Preferred Stock are to vote separately as a single class, or the holders of shares of Series B Preferred Stock and Series C Preferred Stock, if the holders of Series B Preferred Stock are to vote as a class with the holders of shares of Series C Preferred Stock, a majority of the holders of such shares present in person or by proxy shall have the power to adjourn the meeting as to the actions to be taken by the holders of shares of Series B Preferred Stock or the holders of Series B Preferred Stock and Series C Preferred Stock, as the case may be, from time to time and place to place without notice other than announcement at the meeting until a quorum shall be present.

        For taking of any action as provided in this Article VII by the holders of shares of Series B Preferred Stock voting separately as a single class or together with the holders of shares of Series B Preferred Stock and Series C Preferred Stock as a single class, as the case may be, each such holder shall have one vote for each share of such stock standing in his name on the transfer books of the Corporation as of any record dated fixed for such purpose or, if no such date be fixed, at the close of business on the Business Day next preceding the day on which notice is given, or if notice if waived, at the close of business on the Business Day next preceding the day on which the meeting is held.

        In case any vacancy shall occur among the directors elected by the holders of shares of Series B Preferred Stock, as provided in paragraph C above, such vacancy may be filled for the unexpired portion of the term by vote of the remaining directors theretofore elected by such holders (if there is a remaining director), or the last remaining director's successor in office. If any such vacancy is not so filled within 20 days after the creation thereof or if all directors so elected by the holders of Series B Preferred Stock shall cease to serve as directors before their terms shall expire, the holders of the Series B Preferred Stock then outstanding and entitled to vote for such directors may, by written consent as herein provided (if action by written consent is permitted), or at a special meeting of such holders called as provided herein, elect successors to hold office for the unexpired terms of the directors whose places shall be vacant.

        Any director elected by the holders of shares of Series B Preferred Stock voting separately as a single class may be removed from office with or without cause by the vote or written consent (if action by written consent is permitted) of the holders of at least a majority of the outstanding shares of Series B Preferred Stock. A special meeting of the holders of shares of Series B Preferred Stock may be called in accordance with the procedures set forth in this paragraph F.

        G. The Corporation shall not enter into any agreement or issue any security that prohibits, conflicts or is inconsistent with, or would be breached by, the Corporation's performance of its obligations hereunder.

                                VIII. CONVERSION

        The holders of the Series B Preferred Stock shall have conversion rights as follows:

        A. Each share of Series B Preferred Stock shall be convertible at the direction of, and by notice to the Corporation from, the holders of a majority of the outstanding shares of Series B Preferred Stock, at any time, at the office of the Corporation or any transfer agent for such Series, into one thousand (1,000) fully paid and nonassessable shares of Common Stock subject (x) to adjustment from time to time as provided below (as so adjusted, the "conversion ratio") and (y) (prior to the consummation of the Recapitalization) to limitations resulting from the available number of shares of Common Stock which may be reserved for issuance upon such conversion, provided ,that any conversion pursuant to this paragraph A of less than all of the outstanding shares of Series B Preferred Stock shall be on a pro rata basis amongst all holders of Series B Preferred Stock. After consummation of the Recapitalization, the number "1,000" in this paragraph shall be "1", subject to adjustment as provided in paragraph VIII.G.

        B. If the holders of a majority of the outstanding shares of Series B Preferred Stock give notice of conversion under paragraph A above, the Corporation shall notify all other record holders of Series B Preferred Stock (a "Conversion Notice"). Following receipt of a Conversion Notice, the holders of Series B Preferred Stock shall surrender the certificate or certificates therefor duly endorsed, at the office of the Corporation or of any transfer agent for such Series, and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such Conversion Notice and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the recordholder or holders of such shares of Common Stock as of such date. The issuance of certificates or shares of Common Stock upon conversion of shares of Series B Preferred Stock shall be made without charge for any issue, stamp or other similar tax in respect of such issuance.

        C. No fractional shares shall be issued upon conversion of any shares of Series B Preferred Stock and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share, and the holder of Series B Preferred Stock shall be paid in cash for any fractional share.

        D. In case at any time or from time to time the Corporation shall pay any dividend or make any other distribution to the holders of its Common Stock or other class of securities, or shall offer for subscription pro rata to the holders of its Common Stock or other class of securities any additional shares of stock of any class or any other right, or there shall be any capital reorganization or reclassification of the Common Stock of the Corporation or consolidation or merger of the Corporation with or into another corporation, or any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety, or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation, then, in any one or more of said cases the Corporation shall give at least 20 days' prior written notice (the time of mailing of such notice shall be deemed to be the time of giving thereof) to the registered holders of the Series B Preferred Stock at the addresses of each as shown on the books of the Corporation maintained by the Transfer Agent thereof of the date on which (i) the books of the Corporation shall close or a record shall be taken for such stock dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale or conveyance, dissolution, liquidation or winding up shall take place, as the case may be, provided that in the case of any Transaction to which paragraph H applies the Corporation shall give at least 30 days' prior written notice as aforesaid. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale or conveyance or participate in such dissolution, liquidation or winding up, as the case may be. Failure to give such notice shall not invalidate any action so taken.

        E. From and after the Recapitalization, the Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series B Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series B Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series B Preferred Stock, then in addition to such other remedies as shall be available to the holder of Series B Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

        F. Any notice required by the provisions of paragraph D to be given the holders of shares of Series B Preferred Stock shall be deemed given if sent by facsimile transmission, by telex, or if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his, her or its address appearing on the books of the Corporation.

        G. The conversion ratio shall be subject to adjustment from time to time as follows:

                        (i) In case the Corporation shall at any time or from
                time to time after the Issue Date (A) pay a dividend or make a distribution, on the outstanding shares of Common Stock in shares of Common Stock, (B) subdivide the outstanding shares of Common Stock into a larger number of shares of Common Stock, (C) combine the outstanding shares of Common Stock into a smaller number of shares or (D) issue by reclassification of the shares of Common Stock any shares of capital stock of the Corporation, then, and in each such case, the conversion ratio in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the holder of any shares of Series B Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Corporation which such holder would have owned or have been entitled to receive after the happening of any of the events described above, had such shares of Series B Preferred Stock been surrendered for conversion immediately prior to the happening of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this clause (i) shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of any such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective.

                        (ii) In the case the Corporation shall, after the Issue
                Date, issue shares of Common Stock at a price per share, or securities convertible into or exchangeable for shares of Common Stock ("Convertible Securities") having a "Conversion Price" (as defined below) less than the Current Market Price (for a period of 15 consecutive trading days prior to such date), then, and in each such case, the conversion ratio shall be adjusted so that the holder of each share of Series B Preferred Stock shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (A) the applicable conversion ratio on the day immediately prior to such date by (B) a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding on the date on which such shares or Convertible Securities are issued and (2) the number of additional shares of Common Stock issued, or into which the Convertible Securities may convert, and the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding on such date and (y) the number of shares of Common Stock which the aggregate consideration receivable by the Corporation for the total number of shares of Common Stock so issued, or the number of shares of Common Stock which the aggregate of the Conversion Price of such Convertible Securities so issued, would purchase at such Current Market price on such date. An adjustment made pursuant to this clause (ii) shall be made on the next Business Day following the date on which any such issuance is made and shall be effective retroactively immediately after the close of business on such date. For purposes of this clause (ii), the aggregate consideration receivable by the Corporation in connection with the issuance of any securities shall be deemed to be the sum of the aggregate offering price to the public (before deduction of underwriting discounts or commissions and expenses payable to third parties), and the "Conversion Price" of any Convertible Securities is the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities (before deduction of underwriting discounts or commissions and expenses payable to third parties) plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion, exchange or exercise of any such Convertible Securities. Neither (A) the issuance of any shares of Common Stock (whether treasury shares or newly issued shares) pursuant to a dividend or distribution on, or subdivision, combination or reclassification of, the outstanding shares of Common Stock requiring an adjustment in the conversion ratio pursuant to clause (i) of this paragraph G, or pursuant to any employee benefit plan or program of the Corporation or pursuant to any option, warrant, right, or Convertible Security outstanding as of the date hereof (including, but not limited to, the Rights, the Series B Preferred Stock, the Series C Preferred Stock and the Warrants) nor (B) the issuance of shares of Common Stock pursuant thereto shall be deemed to constitute an issuance of Common Stock or Convertible Securities by the Corporation to which this clause (ii) applies. Upon expiration of any Convertible Securities which shall not have been exercised or converted and for which an adjustment shall have been made pursuant to this clause (ii), the Conversion Price computed upon the original issue thereof shall upon expiration be recomputed as if the only additional shares of Common Stock issued were such shares of Common Stock (if any) actually issued upon exercise or conversion of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of such Convertible Securities (whether or not exercised or converted) plus the consideration actually received by the Corporation upon such exercise of conversion.

                        (iii) In case the Corporation shall at any time or from
                time to time after the Issue Date declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Corporation or any of its Subsidiaries by way of dividend or spin-off), on its Common Stock, other than (A) regular quarterly dividends payable in cash in an aggregate amount not to exceed 15% of net income from continuing operations before extraordinary items of the Corporation, determined in accordance with generally accepted accounting principles, during the period (treated as one accounting period) commencing on July 1, 1998, and ending on the date such dividend is paid or (B) dividends or distributions of shares of Common Stock which are referred to in clause (i) of this paragraph G, then, and in each such case, the conversion ratio shall be adjusted so that the holder of each share of Series B Preferred Stock shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (1) the applicable conversion ratio on the day immediately prior to the record date fixed for the determination of stockholders entitled to receive such dividend or distribution by (2) a fraction, the numerator of which shall be the then Current Market Price per share of Common Stock for the period of 20 Trading Days preceding such record date, and the denominator of which shall be such Current Market Price per share of Common Stock for the period of 20 Trading Days preceding such record date, less the Fair Market Value (as defined in Article IX) per share of Common Stock (as determined in good faith by the Board of Directors of the Corporation, a certified resolution with respect to which shall be mailed to each holder of shares of Series B Preferred Stock) of such dividend or distribution; provided, however, that in the event of a distribution of shares of capital stock of a Subsidiary of the Corporation (a "Spin-Off") made to holders of shares of Common Stock, the numerator of such fraction shall be the sum of the Current Market Price per share of Common Stock for the period of 20 Trading Days preceding the 35th Trading Day after the effective date of such Spin-Off and the Current Market Price of the number of shares (or the fraction of a share) of capital stock of the Subsidiary which is distributed in such Spin-Off in respect of one share of Common Stock for the period of 20 Trading Days preceding such 35th Trading Day and the denominator of which shall be the current market price per share of the Common Stock for the period of 20 Trading Days proceeding such 35th Trading Day. An adjustment made pursuant to this clause (iii) shall be made upon the opening of business on the next Business Day following the date on which any such dividend or distribution is made and shall be effective retroactively immediately after the close of business on the record date fixed for the determination of stockholders entitled to receive such dividend or distribution; provided, however, if the proviso to the preceding sentence applies, then such adjustment shall be made and be effective as of such 35th Trading Day after the effective date of such Spin-Off.

                        (iv) For purposes of this paragraph G, the number of
                shares of Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held by or for the account of the Corporation.

                        (v) The term "dividend", as used in this paragraph G
                shall mean a dividend or other distribution upon stock of the Corporation except pursuant to the Rights Agreement (as defined in Article IX). Notwithstanding anything in this Article VIII to the contrary, the conversion ratio shall not be adjusted as a result of any dividend, distribution or issuance of securities of the Corporation pursuant to the Rights Agreement.

                        (vi) Anything in this paragraph G to the contrary
                notwithstanding, the Corporation shall not be required to give effect to any adjustment in the conversion ratio unless and until the net effect of one or more adjustments (each of which shall be carried forward), determined as above provided, shall have resulted in a change of the conversion ratio by at least one-hundredth of one share of Common Stock, and when the cumulative net effect of more than one adjustment so determined shall be to change the conversion ratio by at least one-hundredth of one share of Common Stock, such change in conversion ratio shall thereupon be given effect.

                        (vii) The certificate of any firm of independent public
                accountants of recognized standing selected by the Board of Directors of the Corporation (which may be the firm of independent public accountants regularly employed by the Corporation) shall be presumptively correct for any computation made under this paragraph G.

                        (viii) If the Corporation shall take a record of the
                holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the number of shares of Common Stock issuable upon exercise of the right of conversion granted by this paragraph G or in the conversion ratio then in effect shall be required by reason of the taking of such record.

                        (ix) There shall be no adjustment of the conversion
                ratio in case of the issuance of any stock of the Corporation in a merger, reorganization, acquisition or other similar transaction except as set forth in paragraph G(i), G(ii) and H of this Article VIII.

        H. In case of any reorganization or reclassification of outstanding shares of Common Stock (other than a reclassification covered by paragraph G(i) of this Article VIII, or in case of any consolidation or merger of the Corporation with or into another corporation, or in the case of any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety (each of the foregoing being referred to as a "Transaction"), each share of Series B Preferred Stock then outstanding shall thereafter be convertible into, in lieu of the Common Stock issuable upon such conversion prior to consummation of such Transaction, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Transaction by a holder of that number of shares of Common Stock into which one share of Series B Preferred Stock was convertible immediately prior to such Transaction (including, on a pro rata basis, the cash, securities or property received by holders of Common Stock in any tender or exchange offer that is a step in such Transaction). In case securities or property other than Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all reference in this paragraph H shall be deemed to apply, so far as appropriate and as nearly as may be, to such other securities or property.

        I. Upon any adjustment of the conversion ratio then in effect and any increase or decrease in the number of shares of Common Stock issuable upon the operation of the conversion set forth in
                Article VIII, then, and in each such case, the Corporation shall promptly deliver to the registered holders of the Series B Preferred and Common Stock, a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the conversion ratio then in effect following such adjustment and the increased or decreased number of shares issuable upon the conversion set forth in this
                Article VIII.

                           IX. ADDITIONAL DEFINITIONS

        For the purposes of this Certificate of Designations of Series B Preferred Stock, the following terms shall have the meanings indicated:

        "Accrual Period" means the end of the first quarterly period following the Second Anniversary Date.

        "Beneficially Own" with respect to any securities means having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act as in effect on the date hereof, except that a Person shall be deemed to Beneficially Own all such securities that such Person has the right to acquire whether such right is exercisable immediately or after the passage of time). The terms "Beneficial Ownership" and "Beneficial Owner" have correlative meanings.

        "Business Day" means any day, other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

        "Bylaws" means the Bylaws of the Corporation, as amended.

        "Current Market Price", when used with reference to shares of Common Stock or other securities on any date, shall mean the closing price per share of Common Stock or such other securities on such date and, when used with reference to shares of Common Stock or other securities for any period shall mean the average of the daily closing prices per share of Common Stock or such other securities for such period. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock or such other securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock or such other securities are listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. National Market System or such other securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock or such other securities selected by the Board of Directors of the Corporation. If the Common Stock or such other securities are not publicly held or so listed or publicly traded, "Current Market Price" shall mean the Fair Market Value per share of Common Stock or of such other securities as determined in good faith by the Board of Directors of the Corporation based on an opinion of an independent investment banking firm with an established national reputation as a valuer of securities, which opinion may be based on such assumption as such firm shall deem to be necessary and appropriate.

        "Equity Securities" of any Person means any and all common stock, preferred stock and any other class of capital stock of, and any partnership or limited liability company interests of such Person or any other similar interests of any Person that is not a corporation, partnership or limited liability company.

        "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, from time to time.

        "Fair Market Value" shall mean the amount which a willing buyer would pay a willing seller in an arm's-length transaction.

        "Formula Number" shall mean one thousand (1,000) prior to consummation of the Recapitalization, provided, however, that if at any time prior to the consummation of the Recapitalization, the Corporation shall (i) declare or pay any dividend or make any distribution on the Common Stock, payable in shares of Common Stock; (ii) subdivide (by a stock split or otherwise) the outstanding shares of Common Stock into a larger number of shares of Common Stock; or (iii) combine (by a reverse stock split or otherwise) the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then in each such case the Formula Number in effect immediately prior to such event shall be adjusted to a number determined by multiplying the Formula Number then in effect by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event (and rounding the result to the nearest whole number); and provided further, that, if prior to the consummation of the Recapitalization the Corporation shall issue any shares of its capital stock in a merger, reclassification, or change of the outstanding shares of Common Stock, then in each such event the Formula Number shall be appropriately adjusted to reflect such merger, reclassification, or change so that each share of Series B Preferred Stock continues to be the economic equivalent of a Formula Number of shares of Common Stock immediately prior to such merger, reclassification, or change.

        "Group" has the meaning set forth in Rule 13d-5 under the Exchange Act.

        "Issue Date" shall mean the first date on which shares of Series B Preferred Stock are issued.

        "Person" means any individual, corporation, company, association, partnership, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

        "Post-Recapitalization Stated Value" shall be equal to $1.00.

        "Recapitalization" means the amendment of the Corporation's Certificate of Incorporation to increase the authorized shares of Common Stock from 50,000,000 to 400,000,000, and the authorized shares of Preferred Stock from 1,000,000 to 200,000,000, and the subsequent one thousand-for-one split of Series B Preferred Stock and Series C Preferred Stock.

        "Redemption Price" of a share of Class B Preferred Stock shall mean the sum of (a) the dividends, if any, accumulated or deemed to have accumulated thereon to the Optional Redemption Date, whether or not such dividends are declared plus (b) either (i) the Initial Stated Value thereof (if the Recapitalization has not been consummated prior to June 30, 1999) or (ii) the Post-Recapitalization Stated Value thereof (if the Recapitalization has been consummated prior to June 30, 1999), in each case subject to adjustment for splits, reclassifications, recombinations or other similar events.

        "Rights" shall mean any rights to purchase securities of the Corporation issued pursuant to any Rights Agreement.

        "Rights Agreement" shall mean the Rights Agreement, dated as of June 21, 1996, between the Company and Wells Fargo Bank as rights agent, and all amendments, supplements and replacements thereof.

        "Second Anniversary Date" means the second anniversary of the Issue
Date.

        "Subsidiary" means, as to any Person, any other Person of which more than 50% of the shares of the Voting Securities or other voting interests are owned or controlled, or the ability to select or elect 50% or more of the directors or similar managers is held, directly or indirectly, by such first Person and one or more of its Subsidiaries.

        "Trading Day" means a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange a Business Day.

        "Voting Securities" means, (i) with respect to the Company, the Equity Securities of the Company entitled to vote generally for the election of directors of the Company, and (ii) with respect to any other Person, any securities of or interests in such Person entitled to vote generally for the election of directors or any similar managing person of such Person.

                                X. MISCELLANEOUS

        A. NOTICES. Any notice referred to herein shall be in writing and, unless first-class mail shall be specifically permitted for such notices under the terms hereof, shall be deemed to have been given upon personal delivery thereof, upon transmittal of such notice by telecopy (with confirmation of receipt by telecopy or telex) or five days after transmittal by registered or certified mail, postage prepaid, addressed as follows:

                (i) if to the Corporation, to its office at 2 California Plaza, 350 South Grand Avenue, Los Angeles, California 90071 (Attention: General Counsel)

                        or to the transfer agent for the Series B Preferred
                        Stock;

                (ii) if to a holder of the Series B Preferred Stock, to such holder at the address of such holder as listed in the stock record books of the Corporation (which may include the records of any transfer agent for the Series B Preferred Stock); or

                (iii) to such other address as the Corporation or such holder, as the case may be, shall have designated by notice similarly given.

        B. REACQUIRED SHARES. Any shares of Series B Preferred Stock redeemed, purchased or otherwise acquired by the Corporation, directly or indirectly, in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof (and shall not be deemed to be outstanding for any purpose) and, if necessary to provide for the lawful redemption or purchase of such shares, the capital represented by such shares shall be reduced in accordance with the Delaware General Corporation Law. All such shares of Series B Preferred Stock shall upon their cancellation and upon the filing of an appropriate certificate with the Secretary of State of the State of Delaware, become authorized but unissued shares of Preferred Stock, par value $0.001 per share, of the Corporation and may be reissued as part of another series of Preferred Stock, par value $0.001 per share, of the Corporation subject to the conditions or restrictions on issuance set forth herein.

        C. ENFORCEMENT. Any registered holder of shares of Series B Preferred Stock may proceed to protect and enforce its rights and the rights of such holders by any available remedy by proceeding at law or in equity to protect and enforce any such rights, whether for the specific enforcement of any provision in this Certificate of Designations or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

        D. TRANSFER TAXES. Except as otherwise agreed upon pursuant to the terms of this Certificate of Designations, the Corporation shall pay any and all documentary, stamp or similar issue or transfer taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of any issue or delivery of Common Stock on conversion of, or other securities or property issued on account of, shares of Series B Preferred Stock pursuant hereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax or other charge that may be imposed in connection with any transfer involved in the issue or transfer and delivery of any certificate for Common Stock or other securities or property in a name other than that in which the shares of Series B Preferred Stock so exchanged, or on account of which such securities were issued, were registered and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid or is not payable.

        E. TRANSFER AGENT. The Corporation may appoint, and from time to time discharge and change, a transfer agent for the Series B Preferred Stock. Upon any such appointment or discharge of a transfer agent, the Corporation shall send notice thereof by first-class mail, postage prepaid, to each holder of record of shares of Series B Preferred Stock.

        F. RECORD DATES. In the event that the Series B Preferred Stock shall be registered under either the Securities Act of 1933, as amended, or the Exchange Act, the Corporation shall establish appropriate record dates with respect to payments and other actions to be made with respect to the Series B Preferred Stock.

        IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation by its Executive vice President, General Counsel and Secretary and attested by its Assistant Secretary, this 10th day of February , 1999.

                                       AAMES FINANCIAL CORPORATION



                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


[Corporate Seal]


ATTEST:



-----------------------------------

                                                                       EXHIBIT B



--------------------------------------------------------------------------------


                 CERTIFICATE OF THE VOTING POWERS, DESIGNATIONS,
                PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL
                  OR OTHER SPECIAL RIGHTS, AND QUALIFICATIONS,
                     LIMITATIONS OR RESTRICTIONS THEREOF, OF
                     SERIES C CONVERTIBLE PREFERRED STOCK OF
                           AAMES FINANCIAL CORPORATION


--------------------------------------------------------------------------------


        AAMES FINANCIAL CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies that the following resolutions were adopted by the Board of Directors of the Corporation (the "Board of Directors") pursuant to authority of the Board of Directors as required by Section 151 of the Delaware General Corporation Law:

        RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), the Board of Directors hereby creates a series of the Corporation's previously authorized preferred stock, par value $0.001 per share (the "Preferred Stock"), and hereby states the designation and number thereof, and fixes the voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, as follows:

                      SERIES C CONVERTIBLE PREFERRED STOCK:

                            I. DESIGNATION AND AMOUNT

        The designation of this series of shares shall be "Series C Convertible Preferred Stock" (the "Series C Preferred Stock") par value $0.001 per share; the initial stated value per share shall be $1,000.00 (the "Initial Stated Value"); and the number of shares constituting such series shall be 100,000. The number of shares of the Series C Preferred Stock may be decreased from time to time by a resolution or resolutions of the Board of Directors; provided, however, that such number shall not be decreased below the aggregate number of shares of the Series C Preferred Stock then outstanding.

                                    II. RANK

        A. With respect to dividends, the Series C Preferred Stock shall rank
(i) senior to each other class or series of Preferred Stock, except for the Series B Convertible Preferred Stock, par value $0.001 per share, of the Corporation (the "Series B Preferred Stock"); (ii) on a parity with the Series B Preferred Stock; and (iii) senior to the Corporation's Common Stock, par value $.001 per share (the "Common Stock"), and, except as specified above, all other classes and series of capital stock of the Corporation hereafter issued by the Corporation. With respect to dividends, all equity securities of the Corporation to which the Series C Preferred Stock ranks senior, including the Common Stock, are collectively referred to herein as the

"Junior Dividend Securities"; all equity securities of the Corporation with which the Series C Preferred Stock ranks on a parity, including the Series B Preferred Stock, are collectively referred to herein as the "Parity Dividend Securities"; and all equity securities of the Corporation (other than convertible debt securities) to which the Series C Preferred Stock ranks junior, with respect to dividends, are collectively referred to herein as the "Senior Dividend Securities."

        B. With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Series C Preferred Stock shall rank (i) senior to each other class or series of Preferred Stock, except for the Series B Preferred Stock; (ii) on a parity with the Series B Preferred Stock; and (iii) senior to the Common Stock, and, except as specified above, all other classes and series of capital stock of the Corporation hereafter issued by the Corporation. With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, all equity securities of the Corporation to which the Series C Preferred Stock ranks senior, including the Common Stock, are collectively referred to herein as "Junior Liquidation Securities"; all equity securities of the Corporation (other than convertible debt securities) to which the Series C Preferred Stock ranks on parity, including the Series B Preferred Stock, are collectively referred to herein as "Parity Liquidation Securities"; and all equity securities of the Corporation to which the Series C Preferred Stock ranks junior are collectively referred to herein as "Senior Liquidation Securities."

        C. The Series C Preferred Stock shall be subject to the creation of Junior Dividend Securities and Junior Liquidation Securities (collectively, "Junior Securities"), but no Parity Dividend Securities or Parity Liquidation Securities (collectively, "Parity Securities") (other than the Series B Preferred Stock) or Senior Dividend Securities or Senior Liquidation Securities (collectively, "Senior Securities") shall be created except in accordance with the terms hereof.

                                 III. DIVIDENDS

        A. DIVIDENDS. Subject to the terms of paragraph D below, shares of Series C Preferred Stock shall accumulate dividends at a rate of 6.5% per annum (the "Dividend Rate"), which dividends shall be paid quarterly in cash, in four equal quarterly installments on the last day of March, June, September and December of each year, or if any such date is not a Business Day, the Business Day next preceding such day (each such date, regardless of whether any dividends have been paid or declared and set aside for payment on such date, a "Dividend Payment Date"), to holders of record (the "Registered Holders") as they appear on the stock record books of the Corporation on the fifteenth day prior to the relevant Dividend Payment Date; provided, however, that during the Accrual Period (as defined in Article IX hereof) the Corporation shall have the option to accrue such dividends, which dividends, to the extent so accrued, shall compound quarterly. Prior to the consummation of the Recapitalization, dividends shall accrue and accumulate on the Initial Stated Value of each share of Series B Preferred Stock. Following the consummation of the Recapitalization, dividends shall accrue and accumulate on the Post-Recapitalization Stated Value of each share of Series B Preferred Stock. Dividends shall be paid only when, as and if declared by the Board of Directors out of funds at the time legally available for the payment of dividends. Dividends shall begin to accumulate on outstanding shares of Series C Preferred Stock from the date of issuance and shall be deemed to accumulate from day to day whether or not earned or declared until paid. Dividends shall accumulate on the basis of a 360-day year consisting of twelve 30-day months (four 90-day quarters) and the actual number of days elapsed in the period for which payable.

        B. ACCUMULATION. Dividends on the Series C Preferred Stock shall be cumulative, and from and after (i) any Dividend Payment Date on which any dividend that has accumulated or been deemed to have accumulated through such date has not been paid in full (other than by reason of the election of the Corporation to accrue dividends during the Accrual Period); or (ii) any payment date set for a redemption on which such redemption payment has not been paid in full, additional dividends shall accumulate in respect of the amount of such unpaid dividends or unpaid redemption payment (the "Arrearage") at 125% of the stated dividend rate (or such lesser rate as may be the maximum rate that is then permitted by applicable law). Such additional dividends in respect of any Arrearage shall be deemed to accumulate from day to day whether or not earned or declared until the Arrearage is paid, shall be calculated as of such successive Dividend Payment Date, and shall constitute an additional Arrearage from and after any Dividend Payment Date to the extent not paid on such Dividend Payment Date. References in any Article herein to dividends that have accumulated or that have been deemed to have accumulated with respect to the Series C Preferred Stock shall include the amount, if any, of any Arrearage together with any dividends accumulated or deemed to have accumulated on such Arrearage pursuant to the immediately preceding two sentences. Additional dividends in respect of any Arrearage may be declared and paid at any time, in whole or in part, without reference to any regular Dividend Payment Date, to Registered Holders as they appear on the stock record books of the Corporation on such record date as may be fixed by the Board of Directors (which record date shall be no less than 10 days prior to the corresponding payment date). Dividends in respect of any Arrearage shall be paid in cash.

        C. METHOD OF PAYMENT. Dividends paid on the shares of Series C Preferred Stock in an amount less than the total amount of such dividends at the time accumulated and payable on all outstanding shares of Series C Preferred Stock shall be allocated pro rata on a share-by-share basis among all such shares then outstanding. After the Second Anniversary Date, dividends that are declared and paid in an amount less than the full amount of dividends accumulated on the Series C Preferred Stock (and on any Arrearage) shall be applied first to the earliest dividend which has not theretofore been paid. All cash payments of dividends on the shares of Series C Preferred Stock shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

        D. SPECIAL DIVIDEND RIGHTS.

        1. In addition to the dividend rights set forth in paragraph A above, prior to the consummation of the Recapitalization, the holders of shares of Series C Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for such purpose, cash dividends in an amount per whole share (rounded to the nearest cent) equal to the Formula Number then in effect times the aggregate per share amount of all cash dividends declared or paid on the Common Stock. If, prior to the consummation of the Recapitalization, the Corporation shall pay any dividend or make any distribution on the Common Stock payable in assets, securities or other forms of non-cash consideration, then, in each such case, the Corporation shall simultaneously pay or make on each whole outstanding share of the Series C Preferred Stock a dividend or distribution in like kind equal to the Formula Number then in effect times such dividend or distribution on each share of the Common Stock. The dividends and distributions on the Series C Preferred Stock pursuant to this paragraph D are hereinafter referred to as "Participating Dividends." The Corporation shall declare each Participating Dividend immediately prior to or at the same time it declares any cash or non-cash dividend or distribution on the Common Stock in respect of which a Participating Dividend is required to be paid. No cash or non-cash dividend or distribution on the Common Stock in respect of which a Participating Dividend is required shall be paid or set aside for payment on the Common Stock unless a Participation Dividend in respect of such dividend shall be have been paid. Nothing contained in this paragraph D shall obligate the Company to declare or pay any dividend or other distribution on the Common Stock or (except pursuant to paragraph A of this Article III or in connection with a dividend or distribution on the Common Stock as provided in this paragraph D) the Series B Preferred Stock.

        2. If the Recapitalization is not consummated prior to June 30, 1999, the Dividend Rate shall be deemed to be 15% per annum during the period commencing on such date and ending on the date the Recapitalization is consummated.

                           IV. LIQUIDATION PREFERENCE

        A. PRIOR TO THE RECAPITALIZATION. In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, occurring prior to the consummation of the Recapitalization, the holders of then-outstanding shares of Series C Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus of any nature, an amount per share equal to the sum of (i) the dividends, if any, accumulated or deemed to have accumulated thereon, to the date of final distribution to such holders, whether or not such dividends are declared; and
(ii) the Initial Stated Value thereof, before any payment shall be made or any assets distributed to the holders of any Junior Liquidation Securities (the "Initial Preferred Distribution"). After the Initial Preferred Distribution has been made, the holders of Series C Preferred Stock shall be entitled to share pro rata with the holders of Common Stock in the distribution of any remaining assets of the Corporation on the basis of each whole outstanding share of the Series C Preferred Stock receiving an amount equal to the Formula Number then in effect times such distribution on each share of the Common Stock. The distributions on the Series C Preferred Stock pursuant to the immediately preceding sentence of this paragraph A are hereinafter referred to as "Participating Liquidation Distributions." No distribution on the Common Stock in respect of which a Participating Liquidation Distribution is required shall be paid or set aside for payment on the Common Stock unless a Participating Liquidation Distribution in respect of such distribution is concurrently paid.

        B. AFTER THE RECAPITALIZATION. Subsequent to the consummation of the Recapitalization, the holders of the outstanding shares of Series C Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus of any nature, an amount per share equal to the sum of (i) the dividends, if any, accumulated or deemed to have accumulated thereon to the date of final distribution to such holders, whether or not such dividends are declared; and (ii) the Post-Recapitalization Stated Value thereof, before any payment shall be made or any assets distributed to the holders of any Junior Liquidation Securities. After any such payment in full after the consummation of the Recapitalization, the holders of Series C Preferred Stock shall not, as such, be entitled to any further participation in any distribution of assets of the Corporation.

        C. PARITY SECURITIES. All the assets of the Corporation available for distribution to stockholders after the liquidation preferences of any Senior Liquidation Securities shall be distributed ratably (in proportion to the full distributable amounts to which holders of Series C Preferred Stock and Parity Liquidation Securities, if any, are respectively entitled upon such dissolution, liquidation or winding up) among the holders of the then-outstanding shares of Series C Preferred Stock and Parity Liquidation Securities, if any, when such assets are not sufficient to pay in full the aggregate amounts payable thereon.

        D. MERGER NOT A LIQUIDATION. Neither a consolidation or merger of the Corporation with or into any other Person or Persons, nor a sale, conveyance, lease, exchange or transfer of all or part of the Corporation's assets for cash, securities or other property to a Person or Persons shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this
Article IV, but the holders of shares of Series C Preferred Stock shall nevertheless be entitled from and after any such consolidation, merger or sale, conveyance, lease, exchange or transfer of all or part of the Corporation's assets to the rights provided by this Article IV following any such transaction. Notice of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable to each holder of shares of Series C Preferred Stock in such circumstances shall be payable, shall be given by first-class mail, postage prepaid, mailed not less than 30 days prior to any payment date stated therein, to holders of record as they appear on the stock record books of the Corporation as of the date such notices are first mailed.

                                  V. REDEMPTION

        A. INTENTIONALLY OMITTED

        B. OPTIONAL REDEMPTION. Commencing on the earlier to occur of (x) the tenth anniversary of the Issue Date and (y) the date on which fewer than 25% of the shares of Series C Preferred Stock issued on the Issue Date remain outstanding, and at all times thereafter, the Corporation may, at its option, redeem all (but not less than all) outstanding shares of Series C Preferred Stock on a date specified by the Corporation (the "Optional Redemption Date") by paying the Redemption Price therefor in cash out funds legally available for such purpose.

        C. NOTICE AND REDEMPTION PROCEDURES. Notice of the redemption of shares of Series C Preferred Stock pursuant to paragraph B of this Article V (a "Notice of Redemption") shall be sent to the holders of record of the shares of Series C Preferred Stock to be redeemed by first class mail, postage prepaid, at each such holder's address as it appears on the stock record books of the Corporation not more than 120 nor fewer than 90 days prior to the Optional Redemption Date, which date shall be set forth in such notice (the "Redemption Date"); provided that failure to give such Notice of Redemption to any holder, or any defect in such Notice of Redemption to any holder shall not affect the validity of the proceedings for the redemption of any shares of Series C Preferred Stock held by any other holder. In order to facilitate the redemption of shares of Series C Preferred Stock, the Board of Directors may fix a record date for the determination of the holders of shares of Series C Preferred Stock to be redeemed not more than 30 days prior to the date the Notice of Redemption is mailed. On or after the Optional Redemption Date, each holder of the shares called for redemption shall surrender the certificate evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the Redemption Price for such shares. From and after the Optional Redemption Date, all dividends on shares of Series C Preferred Stock shall cease to accumulate and all rights of the holders thereof as holders of Series C Preferred Stock shall cease and terminate, except to the extent the Corporation shall default in payment thereof on the Optional Redemption Date.

        D. DEPOSIT OF FUNDS. The Corporation shall, on or prior to the Optional Redemption Date, pursuant to paragraph C of this Article V, deposit with its transfer agent or other redemption agent in the Borough of Manhattan, The City of New York having a capital and surplus of at least $500,000,000 selected by the Board of Directors, as a trust fund for the benefit of the holders of the shares of Series C Preferred Stock to be redeemed, cash that is sufficient in amount to redeem the shares to be redeemed in accordance with the Notice of Redemption, with irrevocable instructions and authority to such transfer agent or other redemption agent to pay to the respective holders of such shares, as evidenced by a list of such holders certified by an officer of the Corporation, the Redemption Price upon surrender of their respective share certificates. Such deposit shall be deemed to constitute full payment of the Redemption Price for such shares to the holders, and from and after the date of such deposit, all rights of the holders of the shares of Series C Preferred Stock that are to be redeemed as stockholders of the Corporation with respect to such shares, except the right to receive the Redemption Price upon the surrender of their respective certificates, shall cease and terminate. No dividends shall accumulate on any shares of Series C Preferred Stock after the Optional Redemption Date, for such shares (unless the Corporation shall fail to deposit cash sufficient to redeem all such shares). In case holders of any shares of Series C Preferred Stock called for redemption shall not, within two years after such deposit, claim the cash deposited for redemption thereof, such transfer agent or other redemption agent shall, upon demand, pay over to the Corporation the balance so deposited. Thereupon, such transfer agent or other redemption agent shall be relieved of all responsibility to the holders thereof and the sole right of such holders, with respect to shares to be redeemed, shall be to receive the Redemption Price as general creditors of the Corporation. Any interest accrued on any funds so deposited shall belong to the Corporation, and shall be paid to it from time to time on demand.

                          VI. RESTRICTIONS ON DIVIDENDS

        So long as any shares of the Series C Preferred Stock are outstanding, the Board of Directors shall not declare, and the Corporation shall not pay or set apart for payment any dividend on any Junior Securities or make any payment on account of, or set apart for payment money for a sinking or other similar fund for, the repurchase, redemption or other retirement of, any Junior Securities or Parity Securities or any warrants, rights or options exercisable for or convertible into any Junior Securities or Parity Securities (other than the repurchase, redemption or other retirement of debentures or other debt securities that are convertible or exchangeable into any Junior Securities or Parity Securities), or make any distribution in respect of the Junior Securities, either directly or indirectly, and whether in cash, obligations or shares of the Corporation or other property (other than distributions or dividends in Junior Securities to the holders of Junior Securities), and shall not permit any corporation or other entity directly or indirectly controlled by the Corporation to purchase or redeem any Junior Securities or Parity Securities or any warrants, rights, calls or options exercisable for or convertible into any Junior Securities or Parity Securities (other than the repurchase, redemption or other retirement of debentures or other debt securities that are convertible or exchangeable into any Junior Securities or Parity Securities or the repurchase, redemption or other retirement of Junior Securities or Parity Securities in exchange for Junior Securities or Parity Securities) unless prior to or concurrently with such declaration, payment, setting apart for payment, repurchase, redemption or other retirement or distribution, as the case may be, all accumulated and unpaid dividends on shares of the Series C Preferred Stock not paid on the dates provided for in paragraph A of Article III hereof (including Arrearages and accumulated dividends thereon) shall have been paid, except that when dividends are not paid in full as aforesaid upon the shares of Series C Preferred Stock, all dividends declared on the Series C Preferred Stock and any series of Parity Dividend Securities shall be declared and paid pro rata so that the amount of dividends so declared and paid on Series C Preferred Stock and such series of Parity Dividend Securities shall in all cases bear to each other the same ratio that accumulated dividends (including interest accrued on or additional dividends accumulated in respect of such accumulated dividends) on the shares of Series C Preferred Stock and such Parity Dividend Securities bear to each other.

                               VII. VOTING RIGHTS

        A. On or prior to the consummation of the Recapitalization, the holders of Series C Preferred Stock shall be entitled to one thousand (1,000) votes per share of Series C Preferred Stock at each meeting of stockholders of the Corporation with respect to any and all matters presented to the stockholders of the Corporation for their action and consideration, other than the election of directors. After the consummation of the Recapitalization, the holders of Series C Preferred Stock shall be entitled to the number of votes per share of Series C Preferred Stock equal to the number of shares of Common Stock for which such share of Series C Preferred Stock is then convertible pursuant to Article VIII at each meeting of stockholders of the Corporation with respect to any and all matters presented to the stockholders of the Corporation for their action and consideration, other than the election of directors.

        B. So long as any shares of the Series C Preferred Stock are outstanding, (i) each share of Series C Preferred Stock shall entitle the holder thereof to vote on all matters voted on by holders of Common Stock, other than the election of directors; and (ii) the shares of Series C Preferred Stock shall vote together with shares of Common Stock and shares of Series B Preferred Stock as a single class.

        C. Without the written consent (if action by written consent is permitted) or affirmative vote of the holders of a majority of the outstanding shares of Series C Preferred Stock and Series B Preferred Stock, voting together as a single class, the Corporation shall not (i) authorize, create or issue, or increase the authorized amount of, (x) any Senior Securities or Parity Securities or (y) any class or series of capital stock or any security convertible into or exercisable for any class or series of capital stock, redeemable mandatorily or redeemable at the option of the holder thereof or (ii) enter into any Transaction (as defined in paragraph H of Article VIII). Such vote or consent shall be taken in accordance with the procedures specified in paragraph E below.

        D. Without the written consent (if action by written consent is permitted) or affirmative vote of the holders of at least a majority of the outstanding shares of Series C Preferred Stock and Series B Preferred Stock, voting together as a single class, the Corporation shall not (i) amend, alter or repeal any provision of the Certificate of Incorporation or the Bylaws, if the amendment, alteration or repeal alters or changes the powers, preferences or special rights of the Series C Preferred Stock so as to affect them materially and adversely or (ii) authorize or take any other action if such action alters or changes any of the rights of the Series C Preferred Stock in any respect or otherwise would be inconsistent with the provisions of this Certificate of Designations and the holders of any class or series of the capital stock of the Corporation is entitled to vote thereon. Such vote or consent shall be taken in accordance with the procedures specified in paragraph E below.

        E. The foregoing rights of holders of shares of Series C Preferred Stock to take any actions as provided in this Article VII may be exercised at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose as hereinafter provided or at any adjournment thereof, or by the written consent, delivered to the Secretary of the Corporation, of the holders of the minimum number of shares required to take such action, if action by written consent of stockholders of the Corporation is then permitted.

        The Chairman of the Board of the Corporation may call, and upon written request of holders of record of 35% of the outstanding shares of Series C Preferred Stock and Series B Preferred Stock, addressed to the Secretary of the Corporation at the principal office of the Corporation shall call, a special meeting of the holders of shares entitled to vote as provided herein. Such meeting shall be held within 30 days after delivery of such request to the Secretary, at the place and upon the notice provided by law and in the By-laws of the Corporation for the holding of meetings of stockholders.

        At each meeting of stockholders at which the holders of shares of Series C Preferred Stock shall have the right to take any action, the presence in person or by proxy of the holders of record of one-third of the total number of shares of Series C Preferred Stock and Series B Preferred Stock then outstanding and entitled to vote on the matter shall be necessary and sufficient to constitute a quorum. At any such meeting or at any adjournment thereof:

                (A) the absence of a quorum of the holders of shares of Series C Preferred Stock shall not prevent the election of directors to be elected by the holders of shares of Series B Preferred Stock or the taking of any action as provided in this Article VII; and

                (B) in the absence of a quorum of the holders of shares of Series C Preferred Stock and Series B Preferred Stock, a majority of the holders of such shares present in person or by proxy shall have the power to adjourn the meeting as to the actions to be taken by the holders of shares of Series C Preferred Stock and Series B Preferred Stock, from time to time and place to place without notice other than announcement at the meeting until a quorum shall be present.

        For taking of any action as provided in this Article VII by the holders of shares of Series C Preferred Stock and Series B Preferred Stock, each such holder shall have one vote for each share of such stock standing in his name on the transfer books of the Corporation as of any record dated fixed for such purpose or, if no such date be fixed, at the close of business on the Business Day next preceding the day on which notice is given, or if notice if waived, at the close of business on the Business Day next preceding the day on which the meeting is held.

        F. The Corporation shall not enter into any agreement or issue any security that prohibits, conflicts or is inconsistent with, or would be breached by, the Corporation's performance of its obligations hereunder.

                                VIII. CONVERSION

        The holders of the Series C Preferred Stock shall have conversion rights as follows:

        A. Each share of Series C Preferred Stock shall be convertible at the direction of, and by notice to the Corporation from, (i) the holder thereof or (ii) the holders of a majority of the outstanding shares of Series C Preferred Stock, at any time, at the office of the Corporation or any transfer agent for such Series, into one thousand (1,000) fully paid and nonassessable shares of Common Stock subject (x) to adjustment from time to time as provided below (as so adjusted, the "conversion ratio") and (y) (prior to the consummation of the Recapitalization) to limitations resulting from the available number of shares of Common Stock which may be reserved for issuance upon such conversion, provided, that any conversion pursuant to clause
                (ii) above of less than all of the outstanding shares of Series C Preferred Stock shall be on a pro rata basis amongst all holders of Series C Preferred Stock. After consummation of the Recapitalization, the number "1,000" in this paragraph shall be "1", subject to adjustment as provided in paragraph VIII.G.

        B. If a holder of Series C Preferred Stock gives notice (an "Optional Conversion Notice") of conversion under paragraph A above, such holder shall surrender with such Optional Conversion Notice the duly endorsed certificate or certificates for the Series C Preferred Stock being converted, at the office of the Corporation or of any transfer agent for such Series, and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. If the holders of a majority of the outstanding shares of Series C Preferred Stock give notice of conversion under paragraph A above, the Corporation shall notify all other record holders of Series C Preferred Stock (a "Mandatory Conversion Notice"). Following receipt of a Mandatory Conversion Notice, the holders of Series C Preferred Stock shall surrender the certificate or certificates therefor duly endorsed, at the office of the Corporation or of any transfer agent for such Series, and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable after the surrender of a Series C Preferred Stock certificate or certificates pursuant to an Optional Conversion Notice or Mandatory Conversion Notice, issue and deliver at such office to such holder, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such Optional Conversion Notice or Mandatory Conversion Notice, as applicable, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the recordholder or holders of such shares of Common Stock as of such date. The issuance of certificates or shares of Common Stock upon conversion of shares of Series C Preferred Stock shall be made without charge for any issue, stamp or other similar tax in respect of such issuance.

        C. No fractional shares shall be issued upon conversion of any shares of Series C Preferred Stock and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share, and the holder of Series C Preferred Stock shall be paid in cash for any fractional share.

        D. In case at any time or from time to time the Corporation shall pay any dividend or make any other distribution to the holders of its Common Stock or other class of securities, or shall offer for subscription pro rata to the holders of its Common Stock or other class of securities any additional shares of stock of any class or any other right, or there shall be any capital reorganization or reclassification of the Common Stock of the Corporation or consolidation or merger of the Corporation with or into another corporation, or any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety, or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation, then, in any one or more of said cases the Corporation shall give at least 20 days' prior written notice (the time of mailing of such notice shall be deemed to be the time of giving thereof) to the registered holders of the Series C

                Preferred Stock at the addresses of each as shown on the books of the Corporation maintained by the Transfer Agent thereof of the date on which (i) the books of the Corporation shall close or a record shall be taken for such stock dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale or conveyance, dissolution, liquidation or winding up shall take place, as the case may be, provided that in the case of any Transaction to which paragraph H applies the Corporation shall give at least 30 days' prior written notice as aforesaid. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale or conveyance or participate in such dissolution, liquidation or winding up, as the case may be. Failure to give such notice shall not invalidate any action so taken.

        E. From and after the Recapitalization, the Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series C Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series C Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series C Preferred Stock, then in addition to such other remedies as shall be available to the holder of Series C Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

        F. Any notice required by the provisions of paragraph D to be given the holders of shares of Series C Preferred Stock shall be deemed given if sent by facsimile transmission, by telex, or if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his, her or its address appearing on the books of the Corporation.

        G. The conversion ratio shall be subject to adjustment from time to time as follows:

                        (i) In case the Corporation shall at any time or from
                time to time after the Issue Date (A) pay a dividend or make a distribution, on the outstanding shares of Common Stock in shares of Common Stock, (B) subdivide the outstanding shares of Common Stock into a larger number of shares of Common Stock, (C) combine the outstanding shares of Common Stock into a smaller number of shares or (D) issue by reclassification of the shares of Common Stock any shares of capital stock of the Corporation, then, and in each such case, the conversion ratio in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the holder of any shares of

                Series C Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Corporation which such holder would have owned or have been entitled to receive after the happening of any of the events described above, had such shares of Series C Preferred Stock been surrendered for conversion immediately prior to the happening of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this clause (i) shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of any such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective.

                        (ii) In the case the Corporation shall, after the Issue
                Date, issue shares of Common Stock at a price per share, or securities convertible into or exchangeable for shares of Common Stock ("Convertible Securities") having a "Conversion Price" (as defined below) less than the Current Market Price (for a period of 15 consecutive trading days prior to such date), then, and in each such case, the conversion ratio shall be adjusted so that the holder of each share of Series C Preferred Stock shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (A) the applicable conversion ratio on the day immediately prior to such date by (B) a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding on the date on which such shares or Convertible Securities are issued and (2) the number of additional shares of Common Stock issued, or into which the Convertible Securities may convert, and the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding on such date and (y) the number of shares of Common Stock which the aggregate consideration receivable by the Corporation for the total number of shares of Common Stock so issued, or the number of shares of Common Stock which the aggregate of the Conversion Price of such Convertible Securities so issued, would purchase at such Current Market price on such date. An adjustment made pursuant to this clause (ii) shall be made on the next Business Day following the date on which any such issuance is made and shall be effective retroactively immediately after the close of business on such date. For purposes of this clause (ii), the aggregate consideration receivable by the Corporation in connection with the issuance of any securities shall be deemed to be the sum of the aggregate offering price to the public (before deduction of underwriting discounts or commissions and expenses payable to third parties), and the "Conversion Price" of any Convertible Securities is the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities (before deduction of underwriting discounts or commissions and expenses payable to third parties) plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion, exchange or exercise of any such Convertible Securities. Neither (A) the issuance of any shares of Common Stock (whether treasury shares or newly issued shares) pursuant to a dividend or distribution on, or subdivision, combination or reclassification of, the outstanding shares of Common Stock requiring an adjustment in the conversion ratio pursuant to clause (i) of this paragraph G, or pursuant to any employee benefit plan or program of the Corporation or pursuant to any option, warrant, right, or Convertible Security outstanding as of the date hereof (including, but not limited to, the Rights, the Series B Preferred Stock, the Series C Preferred Stock and the Warrants) nor (B) the issuance of shares of Common Stock pursuant thereto shall be deemed to constitute an issuance of Common Stock or Convertible Securities by the Corporation to which this clause
                (ii) applies. Upon expiration of any Convertible Securities which shall not have been exercised or converted and for which an adjustment shall have been made pursuant to this clause (ii), the Conversion Price computed upon the original issue thereof shall upon such expiration be recomputed as if the only additional shares of Common Stock issued were such shares of Common Stock (if any) actually issued upon exercise of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of such Convertible Securities (whether or not exercised or converted) plus the consideration actually received by the Corporation upon such exercise of conversion.

                        (iii) In case the Corporation shall at any time or from
                time to time after the Issue Date declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Corporation or any of its Subsidiaries by way of dividend or spin-off), on its Common Stock, other than (A) regular quarterly dividends payable in cash in an aggregate amount not to exceed 15% of net income from continuing operations before extraordinary items of the Corporation, determined in accordance with generally accepted accounting principles, during the period (treated as one accounting period) commencing on July 1, 1998, and ending on the date such dividend is paid or (B) dividends or distributions of shares of Common Stock which are referred to in clause (i) of this paragraph G, then, and in each such case, the conversion ratio shall be adjusted so that the holder of each share of Series C Preferred Stock shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (1) the applicable conversion ratio on the day immediately prior to the record date fixed for the determination of stockholders entitled to receive such dividend or distribution by (2) a fraction, the numerator of which shall be the then Current Market Price per share of Common Stock for the period of 20 Trading Days preceding such record date, and the denominator of which shall be such Current Market Price per share of Common Stock for the period of 20 Trading Days preceding such record date less the Fair Market Value (as defined in Article IX) per share of Common Stock (as determined in good faith by the Board of Directors of the Corporation, a certified resolution with respect to which shall be mailed to each holder of shares of Series C Preferred Stock) of such dividend or distribution; provided, however, that in the event of a distribution of shares of capital stock of a Subsidiary of the Corporation (a "Spin-Off") made to holders of shares of Common Stock, the numerator of such fraction shall be the sum of the Current Market Price per share of Common Stock for the period of 20 Trading Days preceding the 35th Trading Day after the effective date of such Spin-Off and the Current Market Price of the number of shares (or the fraction of a share) of capital stock of the Subsidiary which is distributed in such Spin-Off in respect of one share of Common Stock for the period of 20 Trading Days preceding such 35th Trading Day and the denominator of which shall be the current market price per share of the Common Stock for the period of 20 Trading Days proceeding such 35th Trading Day. An adjustment made pursuant to this clause (iii) shall be made upon the opening of business on the next Business Day following the date on which any such dividend or distribution is made and shall be effective retroactively immediately after the close of business on the record date fixed for the determination of stockholders entitled to receive such dividend or distribution; provided, however, if the proviso to the preceding sentence applies, then such adjustment shall be made and be effective as of such 35th Trading Day after the effective date of such Spin-Off.

                        (iv) For purposes of this paragraph G, the number of
                shares of Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held by or for the account of the Corporation.

                        (v) The term "dividend", as used in this paragraph G
                shall mean a dividend or other distribution upon stock of the Corporation except pursuant to the Rights Agreement (as defined in Article IX). Notwithstanding anything in this Article VIII to the contrary, the conversion ratio shall not be adjusted as a result of any dividend, distribution or issuance of securities of the Corporation pursuant to the Rights Agreement.

                        (vi) Anything in this paragraph G to the contrary
                notwithstanding, the Corporation shall not be required to give effect to any adjustment in the conversion ratio unless and until the net effect of one or more adjustments (each of which shall be carried forward), determined as above provided, shall have resulted in a change of the conversion ratio by at least one-hundredth of one share of Common Stock, and when the cumulative net effect of more than one adjustment so determined shall be to change the conversion ratio by at least one-hundredth of one share of Common Stock, such change in conversion ratio shall thereupon be given effect.

                        (vii) The certificate of any firm of independent public
                accountants of recognized standing selected by the Board of Directors of the Corporation (which may be the firm of independent public accountants regularly employed by the

                Corporation) shall be presumptively correct for any computation made under this paragraph G.

                        (viii) If the Corporation shall take a record of the
                holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the number of shares of Common Stock issuable upon exercise of the right of conversion granted by this paragraph G or in the conversion ratio then in effect shall be required by reason of the taking of such record.

                        (ix) There shall be no adjustment of the conversion
                ratio in case of the issuance of any stock of the Corporation in a merger, reorganization, acquisition or other similar transaction except as set forth in paragraph G(i), G(ii) and H of this Article VIII.

        H. In case of any reorganization or reclassification of outstanding shares of Common Stock (other than a reclassification covered by paragraph G(i) of this Article VIII), or in case of any consolidation or merger of the Corporation with or into another corporation, or in the case of any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety (each of the foregoing being referred to as a "Transaction"), each share of Series C Preferred Stock then outstanding shall thereafter be convertible into, in lieu of the Common Stock issuable upon such conversion prior to consummation of such Transaction, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Transaction by a holder of that number of shares of Common Stock into which one share of Series C Preferred Stock was convertible immediately prior to such Transaction (including, on a pro rata basis, the cash, securities or property received by holders of Common Stock in any tender or exchange offer that is a step in such Transaction). In case securities or property other than Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all reference in this paragraph H shall be deemed to apply, so far as appropriate and as nearly as may be, to such other securities or property.

        I. Upon any adjustment of the conversion ratio then in effect and any increase or decrease in the number of shares of Common Stock issuable upon the operation of the conversion set forth in
                Article VIII, then, and in each such case, the Corporation shall promptly deliver to the registered holders of the Series C Preferred and Common Stock, a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the conversion ratio then in effect following such adjustment and the increased or decreased number of shares issuable upon the conversion set forth in this Article VIII.


                           IX. ADDITIONAL DEFINITIONS

        For the purposes of this Certificate of Designations of Series C Preferred Stock, the following terms shall have the meanings indicated:

        "Accrual Period" means the end of the first quarterly period following the Second Anniversary Date.

        "Beneficially Own" with respect to any securities means having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act as in effect on the date hereof, except that a Person shall be deemed to Beneficially Own all such securities that such Person has the right to acquire whether such right is exercisable immediately or after the passage of time). The terms "Beneficial Ownership" and "Beneficial Owner" have correlative meanings.

        "Business Day" means any day, other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

        "Bylaws" means the Bylaws of the Corporation, as amended.

        "Current Market Price", when used with reference to shares of Common Stock or other securities on any date, shall mean the closing price per share of Common Stock or such other securities on such date and, when used with reference to shares of Common Stock or other securities for any period shall mean the average of the daily closing prices per share of Common Stock or such other securities for such period. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock or such other securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock or such other securities are listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. National Market System or such other securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock or such other securities selected by the Board of Directors of the Corporation. If the Common Stock or such other securities are not publicly held or so listed or publicly traded, "Current Market Price" shall mean the Fair Market Value per share of Common Stock or of such other securities as determined in good faith by the Board of Directors of the

Corporation based on an opinion of an independent investment banking firm with an established national reputation as a valuer of securities, which opinion may be based on such assumption as such firm shall deem to be necessary and appropriate.

        "Equity Securities" of any Person means any and all common stock, preferred stock and any other class of capital stock of, and any partnership or limited liability company interests of such Person or any other similar interests of any Person that is not a corporation, partnership or limited liability company.

        "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, from time to time.

        "Fair Market Value" shall mean the amount which a willing buyer would pay a willing seller in an arm's-length transaction.

        "Formula Number" shall mean one thousand (1,000) prior to consummation of the Recapitalization; provided, however, that if at any time prior to the consummation of the Recapitalization, the Corporation shall (i) declare or pay any dividend or make any distribution on the Common Stock, payable in shares of Common Stock; (ii) subdivide (by a stock split or otherwise) the outstanding shares of Common Stock into a larger number of shares of Common Stock; or (iii) combine (by a reverse stock split or otherwise) the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then in each such case the Formula Number in effect immediately prior to such event shall be adjusted to a number determined by multiplying the Formula Number then in effect by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event (and rounding the result to the nearest whole number); and provided further, that, if prior to the consummation of the Recapitalization the Corporation shall issue any shares of its capital stock in a merger, reclassification, or change of the outstanding shares of Common Stock, then in each such event the Formula Number shall be appropriately adjusted to reflect such merger, reclassification, or change so that each share of Series C Preferred Stock continues to be the economic equivalent of a Formula Number of shares of Common Stock immediately prior to such merger, reclassification, or change.

        "Group" has the meaning set forth in Rule 13d-5 under the Exchange Act.

        "Issue Date" shall mean the first date on which shares of Series C Preferred Stock are issued. "Person" means any individual, corporation, company, association, partnership, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

        "Post-Recapitalization Stated Value" shall be equal to $1.00.

        "Recapitalization" means the amendment of the Corporation's Certificate of Incorporation to increase the authorized shares of Common Stock from 50,000,000 to 400,000,000, and the authorized shares of Preferred Stock from 1,000,000 to 200,000,000, and the subsequent one thousand-for-one split of Series C Preferred Stock and Series B Preferred Stock.

        "Redemption Price" of a share of Series C Preferred Stock shall mean the sum of (a) the dividends, if any, accumulated or deemed to have accumulated thereon to the Optional Redemption Date, whether or not such dividends are declared plus (b) either (i) the Initial Stated Value thereof (if the Recapitalization has not been consummated prior to June 30, 1999) or (ii) the Post-Recapitalization Stated Value thereof (if the Recapitalization has been consummated prior to June 30, 1999), in each case subject to adjustment for splits, reclassifications, recombinations or similar events.

        "Rights" shall mean any rights to purchase securities of the Corporation issued pursuant to any Rights Agreement.

        "Rights Agreement" shall mean the Rights Agreement, dated as of June 21, 1996, between the Company and Wells Fargo Bank as rights agent, and all amendments, supplements and replacements thereof.

        "Second Anniversary Date" means the second anniversary of the Issue
Date.

        "Subsidiary" means, as to any Person, any other Person of which more than 50% of the shares of the Voting Securities or other voting interests are owned or controlled, or the ability to select or elect 50% or more of the directors or similar managers is held, directly or indirectly, by such first Person and one or more of its Subsidiaries.

        "Trading Day" means a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange a Business Day.

               "Voting Securities" means, (i) with respect to the Company, the Equity Securities of the Company entitled to vote generally for the election of directors of the Company, and (ii) with respect to any other Person, any securities of or interests in such Person entitled to vote generally for the election of directors or any similar managing person of such Person.

                                X. MISCELLANEOUS

        A. NOTICES. Any notice referred to herein shall be in writing and, unless first-class mail shall be specifically permitted for such notices under the terms hereof, shall be deemed to have been given upon personal delivery thereof, upon transmittal of such notice by telecopy (with confirmation of receipt by telecopy or telex) or five days after transmittal by registered or certified mail, postage prepaid, addressed as follows:

                (i) if to the Corporation, to its office at 2 California Plaza, 350 South Grand Avenue, Los Angeles, California 90071 (Attention: General Counsel)

                        or to the transfer agent for the Series C Preferred
                        Stock;

                (ii) if to a holder of the Series C Preferred Stock, to such holder at the address of such holder as listed in the stock record books of the Corporation (which may include the records of any transfer agent for the Series C Preferred Stock); or

                (iii) to such other address as the Corporation or such holder, as the case may be, shall have designated by notice similarly given.

        B. REACQUIRED SHARES. Any shares of Series C Preferred Stock redeemed, purchased or otherwise acquired by the Corporation, directly or indirectly, in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof (and shall not be deemed to be outstanding for any purpose) and, if necessary to provide for the lawful redemption or purchase of such shares, the capital represented by such shares shall be reduced in accordance with the Delaware General Corporation Law. All such shares of Series C Preferred Stock shall upon their cancellation and upon the filing of an appropriate certificate with the Secretary of State of the State of Delaware, become authorized but unissued shares of Preferred Stock, par value $0.001 per share, of the Corporation and may be reissued as part of another series of Preferred Stock, par value $0.001 per share, of the Corporation subject to the conditions or restrictions on issuance set forth herein.

        C. ENFORCEMENT. Any registered holder of shares of Series C Preferred Stock may proceed to protect and enforce its rights and the rights of such holders by any available remedy by proceeding at law or in equity to protect and enforce any such rights, whether for the specific enforcement of any provision in this Certificate of Designations or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

        D. TRANSFER TAXES. Except as otherwise agreed upon pursuant to the terms of this Certificate of Designations, the Corporation shall pay any and all documentary, stamp or similar issue or transfer taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of any issue or delivery of Common Stock on conversion of, or other securities or property issued on account of, shares of Series C Preferred Stock pursuant hereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax or other charge that may be imposed in connection with any transfer involved in the issue or transfer and delivery of any certificate for Common Stock or other securities or property in a name other than that in which the shares of Series C Preferred Stock so exchanged, or on account of which such securities were issued, were registered and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid or is not payable.

        E. TRANSFER AGENT. The Corporation may appoint, and from time to time discharge and change, a transfer agent for the Series C Preferred Stock. Upon any such appointment or discharge of a transfer agent, the Corporation shall send notice thereof by first-class mail, postage prepaid, to each holder of record of shares of Series C Preferred Stock.

        F. RECORD DATES. In the event that the Series C Preferred Stock shall be registered under either the Securities Act of 1933, as amended, or the Exchange Act, the Corporation shall establish appropriate record dates with respect to payments and other actions to be made with respect to the Series C Preferred Stock.

        IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation by its Executive Vice President, General Counsel and Secretary and attested by its Assistant Secretary, this 10th day of February , 1999.

                                       AAMES FINANCIAL CORPORATION



                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


[Corporate Seal]

ATTEST:

                                                                       EXHIBIT C


THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND UNDER ANY SUCH APPLICABLE STATE LAWS, OR IN VIOLATION OF THE PROVISIONS OF THIS WARRANT.





                                     FORM OF

                               CONTINGENT WARRANT

                           To Purchase Common Stock of

                           AAMES FINANCIAL CORPORATION

                                TABLE OF CONTENTS

                                                                                    Page
                                                                                    ----
ARTICLE 1.  DEFINITIONS...............................................................1

ARTICLE 2.  EXERCISE OF WARRANT.......................................................4
        Section 2.1. Manner of Exercise...............................................4
        Section 2.2. Payment of Taxes.................................................6
        Section 2.3. Fractional Shares................................................6

ARTICLE 3.  TRANSFER, DIVISION AND COMBINATION........................................6
        Section 3.1. Transfer.........................................................6
        Section 3.2. Division and Combination.........................................7
        Section 3.3. Expenses.........................................................7
        Section 3.4. Maintenance of Books.............................................7

ARTICLE 4.  ADJUSTMENTS...............................................................7
        Section 4.1. Stock Dividends, Subdivisions, Combinations and
                     Reclassifications................................................7
        Section 4.2. Issuance of Additional Shares of Common Stock or
                     Convertible Securities...........................................8
        Section 4.3. Certain Other Distributions......................................9
        Section 4.4. Other Provisions Applicable to Adjustments Under This
                     Section.........................................................10
        Section 4.5. Reorganization, Reclassification, Merger, Consolidation
                     or Disposition of Assets........................................12
        Section 4.6. Notices.........................................................12
        Section 4.7. Certificates....................................................13

ARTICLE 5.  NO IMPAIRMENT............................................................13

ARTICLE 6.  RESERVATION AND AUTHORIZATION OF  COMMON STOCK; REGISTRATION WITH OR
            APPROVAL OF ANY GOVERNMENTAL AUTHORITY...................................14

ARTICLE 7.  STOCK AND WARRANT TRANSFER BOOKS.........................................14

ARTICLE 8. RESTRICTIONS ON TRANSFERABILITY...........................................14
        Section 8.1. Restrictive Legend..............................................15
        Section 8.2. Transfers.......................................................15
        Section 8.3. Termination of Restrictions.....................................16

ARTICLE 9.  SUPPLYING INFORMATION....................................................16

ARTICLE 10. LOSS OR MUTILATION.......................................................16

ARTICLE 11. OFFICE OF THE COMPANY....................................................17

ARTICLE 12. REGISTRATION RIGHTS......................................................17

ARTICLE 13. LIMITATION OF LIABILITY..................................................17

                                                                                    Page
                                                                                    ----
ARTICLE 14. REPRESENTATION OF HOLDER.................................................17

ARTICLE 15. MISCELLANEOUS............................................................17
        Section 15.1. Nonwaiver and Expenses.........................................17
        Section 15.2. No Rights As Stockholder.......................................18
        Section 15.3. Notice Generally...............................................18
        Section 15.4. Successors and Assigns.........................................19
        Section 15.5. Amendment......................................................19
        Section 15.6. Severability...................................................19
        Section 15.7. Headings.......................................................19
        Section 15.8. Governing Law..................................................19
        Section 15.9. Mutual Waiver of Jury Trial....................................19

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND UNDER ANY SUCH APPLICABLE STATE LAWS, OR IN VIOLATION OF THE PROVISIONS OF THIS WARRANT.



                                     WARRANT

                 To Purchase 3,000,000 Shares of Common Stock of

                           AAMES FINANCIAL CORPORATION

        THIS IS TO CERTIFY THAT Capital Z Management, Inc., or its registered assigns, is entitled, subject to the provisions of the last sentence of this paragraph, at any time after June 30, 1999 and prior to December 31, 2004 (the "Expiration Date"), to purchase from Aames Financial Corporation, a Delaware corporation (the "Company"), 3,000,000 shares of common stock, par value $0.001 per share, of the Company (the "Common Stock"), subject to adjustment as provided herein, in whole or in part, including fractional parts, at a purchase price of $1.00 per share (the "Exercise Price"), subject to adjustment as set forth herein, all on the terms and conditions and pursuant to the provisions hereinafter set forth. Capitalized terms not otherwise defined herein are used as defined in the Preferred Stock Purchase Agreement. Notwithstanding anything to the contrary set forth in this Warrant, (i) this Warrant shall not be exercisable by the holder hereof if the Recapitalization is completed prior to June 30, 1999 and (ii) if the Recapitalization is not completed prior to June 30, 1999, this Warrant shall be exercisable by the holder hereof into the greater of (x) 1,221,398 shares of Common Stock and (y) such number of shares of Common Stock as may be available for issuance by the Company, up to a maximum of 3,000,000 shares of Common Stock.

                                   ARTICLE 1.
                                   DEFINITIONS

        As used in this Warrant, the following terms have the respective meanings set forth below:

        "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company after the Issue Date, other than Warrant Stock.

        "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

        "Capital Z" shall have the meaning set forth in the first paragraph hereof.

        "Commission" shall mean the Securities and Exchange Commission.

        "Common Stock" shall have the meaning set forth in the first paragraph hereof.

        "Company" shall have the meaning set forth in the first paragraph hereof.

        "Conversion Price" shall have the meaning set forth in Section 4.2 hereof.

        "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

        "Current Market Price" shall mean, when used with reference to shares of Common Stock or other securities on any date, the closing price per share of Common Stock or such other securities on such date and, when used with reference to shares of Common Stock or other securities for any period shall mean the average of the daily closing prices per share of Common Stock or such other securities for such period. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock or such other securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock or such other securities are listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. National Market System or such other securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock or such other securities selected by the Board of Directors of the Corporation. If the Common Stock or such other securities are not publicly held or so listed or publicly traded, "Current Market Price" shall mean the Fair Market Value per share of Common Stock or of such other securities as determined in good faith by the Board of Directors of the Corporation based on an opinion of an independent investment banking firm with an established national reputation as a valuer of securities, which opinion may be based on such assumption as such firm shall deem to be necessary and appropriate.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

        "Exercise Price" shall have the meaning set forth in the first paragraph hereof.

        "Expiration Date" shall have the meaning set forth in the first paragraph hereof.

        "Fair Market Value" shall mean the amount which a willing buyer would pay a willing seller in an arm's-length transaction.

        "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

        "holder" shall mean, as the context requires, the Person in whose name this Warrant is registered on the books of the Company maintained for such purpose and/or the Person holding any Warrant Stock.

        "Issue Date" shall mean the date on which this Warrant is issued.

        "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, corporation or other entity and shall include any successor (by merger or otherwise) of such entity.

        "Preferred Stock Purchase Agreement" shall mean the Preferred Stock Purchase Agreement, dated as of December 23, between the Company and Capital Z, as amended.

        "Registration Rights Agreement" shall mean the Registration Rights Agreement, dated as of the date hereof, between the Company and Capital Z, as amended.

        "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 8.1(a).

        "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

        "Series B Preferred Stock" shall mean the Series B Convertible Preferred Stock, par value $0.001 per share, to be issued pursuant to the Preferred Stock Purchase Agreement.

        "Series C Preferred Stock" shall mean the Series C Convertible Preferred Stock, par value $0.001 per share, to be issued pursuant to the Preferred Stock Purchase Agreement.

        "Subsidiary" shall mean any corporation of which an aggregate of more than 50% of the outstanding stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by the Company and/or one or more Subsidiaries of the Company.

        "Trading Day" means a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, a Business Day.

        "Transaction" shall have the meaning set forth in Section 4.5 hereof.

        "transfer" shall mean any transfer, sale, encumbrance, hypothecation or other disposition of this Warrant or any Warrant Stock or of any interest in either thereof.

        "Transfer Notice" shall have the meaning set forth in Section 8.2.

        "Warrant Price" shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to
Section 2.1, multiplied by (ii) the Exercise Price as of the date of such exercise.

        "Warrant Stock" shall mean the shares of Common Stock purchased by the holder of this Warrant upon the exercise thereof.

                                   ARTICLE 2.
                               EXERCISE OF WARRANT

        Section 2.1. Manner of Exercise. From and after the date hereof and until 5:00 P.M., New York time, on the Expiration Date, the holder may exercise this Warrant for all or any part of the number of shares of Common Stock purchasable hereunder.

        In order to exercise this Warrant, in whole or in part, the holder shall deliver to the Company at its office at 2 California Plaza, 350 South Grand Avenue, Los Angeles, California 90071, or at the office or agency designated by the Company pursuant to Section 11, (i) a written notice of the holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (ii) payment of the Warrant Price in the manner provided below, and (iii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by or on behalf of the holder. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to the holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as such holder shall request in the notice and shall be registered in the name of the holder or, subject to Section 8, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the cash, check or checks and/or securities, if any, and this Warrant, are received by the Company as described above and all taxes required to be paid by the holder, if any, pursuant to Section 2.2 prior to the issuance of such shares have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to the holder a new Warrant evidencing the rights of the holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the holder, appropriate notation may be made on this Warrant and the same returned to the holder.

        Payment of the Warrant Price shall be made at the option of the holder by cash, wire transfer to an account in a bank located in the United States designated for such purpose by the Company, or certified or official bank check, or by transfer to the Company of shares of Series B Preferred Stock or Series C Preferred Stock, or any combination thereof. In the event of the application shares of Series B Preferred Stock or Series C Preferred Stock to the payment of the Warrant Price, the amount to be credited to the payment of the Warrant Price shall be the Initial Stated Value per share, in the case of any such application prior to the consummation of the Recapitalization, or the Post-Recapitalization Stated Value per share, in the case of any such application after the consummation of the

Recapitalization, in each case, plus an amount per share equal to all accrued and unpaid dividends thereon, whether or not declared, to the date of such exercise, provided that no such credit shall be made with respect to any such dividends if the holder of such shares held such shares on the record date therefor.

        Section 2.2. Payment of Taxes. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery of the Warrant Shares, unless such tax or charge is imposed by law upon the holder, in which case such taxes or charges shall be paid by the holder. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock issuable upon exercise of this Warrant in any name other than that of the holder, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the satisfaction of the Company that no such tax or other charge is due.

        Section 2.3. Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of this Warrant. As to any fraction of a share which the holder of this Warrant would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise.

                                   ARTICLE 3.
                       TRANSFER, DIVISION AND COMBINATION

        Section 3.1. Transfer. Subject to compliance with Section 8, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1 or the office or agency designated by the Company pursuant to Section 11, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by the holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Section 8, execute and deliver a new Warrant or Warrants in the name(s) of the assignee or assignees and in the denomination(s) specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled. A Warrant, if properly assigned in compliance with Section 8, may be exercised by a new holder for the purchase of shares of Common Stock without having a new Warrant issued.

        Section 3.2. Division and Combination. Subject to Section 8, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the holder or its agent or attorney. Subject to compliance with
Section 3.1 and with Section 8, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

        Section 3.3. Expenses. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 3.

        Section 3.4. Maintenance of Books. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

                                   ARTICLE 4.
                                   ADJUSTMENTS

        The number of shares of Common Stock for which this Warrant is exercisable, or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give the holder notice of any event described below which requires an adjustment pursuant to this Section 4 at the time of such event.

        Section 4.1. Stock Dividends, Subdivisions, Combinations and Reclassifications. If the Company shall at any time or from time to time after the Issue Date:

                (a) pay a dividend or make a distribution, on the outstanding shares of Common Stock in Additional Shares of Common Stock,

                (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock,

                (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or

                (d) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company,

then, and in each such case, the number of shares of Common Stock issuable upon exercise of the Warrants evidenced hereby immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the holder of any Warrant evidenced hereby thereafter exercised shall be entitled to receive the number of shares of Common Stock or other securities of the Company which such holder would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this Section 4.1 shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of any such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective.

        Section 4.2. Issuance of Additional Shares of Common Stock or Convertible Securities. In the case the Corporation shall, after the Issue Date, issue or sell:

                (a) Additional Shares of Common Stock at a price per share, or

                (b) Convertible Securities having a Conversion Price per share,

less than the Current Market Price (for a period of 15 consecutive Trading Days prior to such date), then, and in each such case, the number of shares of Common Stock issuable upon exercise of the Warrants evidenced hereby shall be adjusted so that the holder of each Warrant evidenced hereby shall be entitled to receive, upon the exercise thereof, the number of shares of Common Stock determined by multiplying (A) the number of shares of Common Stock issuable upon exercise of the Warrants evidenced hereby on the day immediately prior to such date by (B) a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding on the date on which such shares or Convertible Securities are issued and (2) the number of Additional Shares of Common Stock issued, or into which the Convertible Securities may convert, and the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding on such date and (y) the number of shares of Common Stock which the aggregate consideration receivable by the Company for the total number of shares of Common Stock so issued, or the number of shares of Common Stock which the aggregate of the Conversion Price of such Convertible Securities so issued, would purchase at the Current Market Price on such date.

        An adjustment made pursuant to this Section 4.2 shall be made on the next Business Day following the date on which any such issuance is made and shall be effective retroactively immediately after the close of business on such date. For purposes of this Section 4.2, the aggregate consideration receivable by the Company in connection with the issuance of any securities shall be deemed to be the sum of the aggregate offering price to the public (before deduction of underwriting discounts or commissions and expenses payable to third parties), and the "Conversion Price" of any Convertible Securities is the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities (before deduction of underwriting discounts or commissions and expenses payable to third parties) plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion, exchange or exercise of any such Convertible Securities.

        Neither (A) the issuance of any shares of Common Stock (whether treasury shares or newly issued shares) pursuant to a dividend or distribution on, or subdivision, combination or reclassification of, the outstanding shares of Common Stock requiring an adjustment in the number of shares of Common Stock issuable upon exercise of the Warrants evidenced hereby pursuant to Section 4.1, or pursuant to any employee benefit plan or program of the Company or pursuant to any option, warrant, right, or Convertible Security outstanding as of the date hereof (including, but not limited to, the Rights, the Series B Preferred Stock, the Series C Preferred Stock and the Warrants) nor (B) the issuance of shares of Common Stock pursuant thereto shall be deemed to constitute an issuance of Common Stock or Convertible Securities by the Company to which this
Section 4.2 applies.

        Upon expiration of any Convertible Securities which shall not have been exercised or converted and for which an adjustment shall have been made pursuant to this Section 4.2, the Conversion Price computed upon the original issue thereof shall upon expiration be recomputed as if the only additional shares of Common Stock issued were such shares of Common Stock (if any) actually issued upon exercise or conversion of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of such Convertible Securities (whether or not exercised or converted) plus the consideration actually received by the Corporation upon such exercise of conversion.

        Section 4.3. Certain Other Distributions. In case the Company shall at any time or from time to time after the Issue Date declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Company or any of its Subsidiaries by way of dividend or spin-off), on its Common Stock, other than:

                (a) regular quarterly dividends payable in cash in an aggregate amount not to exceed 15% of net income from continuing operations before extraordinary items of the Company, determined in accordance with GAAP, during the period (treated as one accounting period) commencing on July 1, 1998, and ending on the date such dividend is paid, or

               (b) dividends or distributions of shares of Common Stock which are referred to in Section 4.1,

then, and in each such case, the number of shares of Common Stock issuable upon exercise of the Warrants evidenced hereby shall be adjusted so that the holder of each share of each Warrant evidenced thereby shall be entitled to receive, upon the exercise thereof, the number of shares of Common Stock determined by multiplying (1) the number of shares of Common Stock issuable upon exercise of the Warrants evidenced hereby on the day immediately prior to the record date fixed for the determination of stockholders entitled to receive such dividend or distribution by (2) a fraction, the numerator of which shall be the then Current Market Price per share of Common Stock for the period of 20 Trading Days preceding such record date, and the denominator of which shall be the Current Market Price per share of Common Stock for the period of 20 Trading Days preceeding such record date, less the Fair Market Value per share of Common Stock (as determined in good faith by the Board of Directors of the Company, a certified resolution with respect to which shall be mailed to the holder of the Warrants evidenced hereby) of such dividend or distribution; provided, however, that in the event of a distribution of shares of capital stock of a Subsidiary of the Company (a "Spin-Off") made to holders of shares of Common Stock, the numerator of such fraction shall be the sum of the Current Market Price per share of Common Stock for the period of 20 Trading Days preceding the 35th Trading Day after the effective date of such Spin-Off and the Current Market Price of the number of shares (or the fraction of a share) of capital stock of the Subsidiary which is distributed in such Spin-Off in respect of one share of Common Stock for the period of 20 Trading Days preceding such 35th Trading Day and the denominator of which shall be the Current Market Price per share of the Common Stock for the period of 20 Trading Days proceeding such 35th Trading Day. An adjustment made pursuant to this Section 4.3 shall be made upon the opening of business on the next Business Day following the date on which any such dividend or distribution is made and shall be effective retroactively immediately after the close of business on the record date fixed for the determination of stockholders entitled to receive such dividend or distribution; provided, however, if the proviso to the preceding sentence applies, then such adjustment shall be made and be effective as of such 35th Trading Day after the effective date of such Spin-Off.

        Section 4.4. Other Provisions Applicable to Adjustments Under This Section. The following provisions shall be applicable to the making of adjustments provided for in this Section 4:

                (a) For purposes of this Section 4, the number of shares of Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held by or for the account of the Company.

                (b) The term "dividend", as used in this Section 4 shall mean a dividend or other distribution upon stock of the Company except pursuant to the Rights Agreement. Notwithstanding anything in this Section 4 to the contrary, the number of shares of Common Stock issuable upon exercise of the Warrants evidenced hereby shall not be adjusted as a result of any dividend, distribution or issuance of securities of the Company pursuant to the Rights Agreement.

                (c) Notwithstanding anything in this Section 4 to the contrary, the Company shall not be required to give effect to any adjustment in the number of shares of Common Stock issuable upon exercise of the Warrants evidenced hereby unless and until the net effect of one or more adjustments (each of which shall be carried forward), determined as above provided, shall have resulted in a change in the number of shares of Common Stock issuable upon exercise of the Warrants evidenced hereby by at least one-hundredth of one share of Common Stock, and when the cumulative net effect of more than one adjustment so determined shall be to change the number of shares of Common Stock issuable upon exercise of the Warrants evidenced hereby by at least one-hundredth of one share of Common Stock, such change in the number of shares of Common Stock issuable upon exercise of the Warrants evidenced hereby shall thereupon be given effect.

                (d) The certificate of any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company (which may be the firm of independent public accountants regularly employed by the Company) shall be presumptively correct for any computation made under this Section 4.

                (e) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then, no adjustment in the number of shares of Common Stock issuable upon exercise of the Warrants evidenced hereby shall be required by reason of the taking of such record.

                (f) There shall be no adjustment of the number of shares of Common Stock issuable upon exercise of the Warrants evidenced hereby in case of the issuance of any stock of the Company in a merger, reorganization, acquisition or other similar transaction except as set forth in Sections 4.1, 4.2 and 4.5.

                (g) Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the Exercise Price to be less than the par value per share of Common Stock.

                (h) Upon each adjustment to the number of shares of Common Stock issuable upon exercise of the Warrants pursuant to Sections 4.1, 4.2 or 4.3, the Exercise Price effective immediately prior to the making of such adjustment shall thereafter be adjusted to be the amount obtained by (i) multiplying (A) the applicable number of shares of Common Stock issuable upon exercise of the Warrants immediately prior to such adjustment by (B) the Exercise Price in effect immediately prior to such adjustment and (ii) dividing the product so obtained by the number of shares of Common Stock issuable upon exercise of the Warrants immediately after such adjustment.

        Section 4.5. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case of any reorganization or reclassification of outstanding shares of Common Stock (other than a reclassification covered by Section 4.1), or in case of any consolidation or merger of the Company with or into another corporation, or in the case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety (each of the foregoing being referred to as a "Transaction"), each such Warrant then outstanding shall thereafter be exercisable for, in lieu of the Common Stock issuable upon such exercise prior to consummation of the Transaction, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of the Transaction by a holder of that number of shares of Common Stock issuable upon exercise of such Warrant immediately prior to the Transaction (including, on a pro rata basis, the cash, securities or property received by holders of Common Stock in any tender or exchange offer that is a step in the Transaction).

        Section 4.6. Notices to Warrantholders. In case at any time or from time to time, prior to the Expiration Date, the Company shall pay any dividend or make any other distribution to the holders of its Common Stock, or shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other right, or there shall be any capital reorganization or reclassification of the Common Stock of the Company or consolidation or merger of the Company with or into another corporation, or any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then, in any one or more of said cases the Company shall give at least 20 days' prior written notice (the time of mailing of such notice shall be deemed to be the time of giving thereof) to the registered holder of the Warrants evidenced hereby at its address as shown on the books of the Company maintained by the Transfer Agent thereof of the date on which (i) the books of the Company shall close or a record shall be taken for such stock dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale or conveyance, dissolution, liquidation or winding up shall take place, as the case may be, provided that in the case of any Transaction to which Section 4.5 applies the Company shall give at least 30 days' prior written notice as aforesaid. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale or conveyance or participate in such dissolution, liquidation or winding up, as the case may be. Failure to give such notice shall not invalidate any action so taken.

        Section 4.7. Certificates. Upon any adjustment of the number of shares of Common Stock issuable upon exercise of the Warrants evidenced hereby or of the Exercise Price, then, and in each such case, the Company shall promptly deliver to the holders of the Warrants and the Common Stock, a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased number of shares of Common Stock issuable upon exercise of the Warrants evidenced hereby and the Exercise Price then in effect following such adjustment.

                                   ARTICLE 5.
                                  NO IMPAIRMENT

        The Company shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the holder of the Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this

Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

        Upon the request of the holder of the Warrant, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to the holder of this Warrant, the continuing validity of this Warrant and the obligations of the Company hereunder.

                                   ARTICLE 6.
                        RESERVATION AND AUTHORIZATION OF
                       COMMON STOCK; REGISTRATION WITH OR
                     APPROVAL OF ANY GOVERNMENTAL AUTHORITY

        The Company covenants and agrees that, until the Expiration Date, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of Warrants and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued, fully paid and nonassessable and free and clear of any liens, claims and restrictions (other than as provided herein). No stockholder of the Company has or shall have any preemptive rights to subscribe for such shares of Common Stock.

        Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

                                   ARTICLE 7.
                        STOCK AND WARRANT TRANSFER BOOKS

        The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

                                   ARTICLE 8.
                         RESTRICTIONS ON TRANSFERABILITY

        The Warrants and the Warrant Stock shall not be transferred before satisfaction of the conditions specified in this Section 8, which conditions are intended to ensure compliance with the provisions of the Securities Act and state securities laws with respect to the Transfer of any Warrant or any Warrant Stock. The holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 8.

                Section 8.1. Restrictive Legend.

                (a) Except as otherwise provided in this Section 8, each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state and are subject to the conditions specified in a certain Warrant dated February 10, 1999, originally issued by Aames Financial Corporation. The shares represented by this certificate may not be transferred in violation of such Act and laws, the rules and regulations thereunder or the provisions of the Warrant. A copy of the form of said Warrant is on file with the Secretary of Aames Financial Corporation. The holder of this certificate, by acceptance of this certificate, agrees to be bound by the provisions of such Warrant."

                (b) Except as otherwise provided in this Section 8, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

                "This Warrant and the securities represented hereby have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state and may not be sold or otherwise transferred in the absence of such registration or an exemption therefrom under such Act and under any such applicable state laws, or in violation of the provisions of this Warrant."

        Section 8.2. Transfers. Prior to any transfer or attempted transfer of any Warrants or any shares of Restricted Common Stock, the holder of such Warrants or Restricted Common Stock shall give notice (a "Transfer Notice") to the Company of such holder's intention to effect such transfer, describing the manner and circumstances of the proposed transfer, and obtain from counsel a written opinion addressed and reasonably satisfactory to the Company that the proposed transfer of such Warrants or such Restricted Common Stock may be effected without registration under the Securities Act and applicable state securities laws. After receipt of the Transfer Notice and written opinion, the Company shall, within two Business Days thereof, so notify the holder of such Warrants or such Restricted Common Stock and such holder shall thereupon be entitled to transfer such warrants or such Restricted Common Stock, in accordance with the terms of the Transfer Notice. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon such transfer shall bear the restrictive legend set forth in Section 8.1(a), and each Warrant issued upon such transfer shall bear the restrictive legend set forth in Section 8.1(b), unless in the written opinion of counsel addressed to the Company such legend is not required in order to ensure compliance with the Securities Act.

        Section 8.3. Termination of Restrictions. Notwithstanding the foregoing provisions of Section 8, the restrictions imposed by this Section 8 upon the transferability of the Warrants, the Warrant Stock and the Restricted Common Stock (or Common Stock issuable upon the exercise of the Warrants) and the legend requirements of Section 8.1 shall terminate as to any particular Warrant or share of Warrant Stock or Restricted Common Stock (or Common Stock issuable upon the exercise of the Warrants) (i) as to the Warrant Stock and Restricted Common Stock, when and so long as the resale of such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto, or (ii) as to the Warrant, Warrant Stock and Restricted Common Stock, when the holder of the Warrant, Warrant Stock or Restricted Common Stock shall have delivered to the Company the written opinion of counsel addressed and reasonably satisfactory to the Company stating that such legend is not required in order to ensure compliance with the Securities Act. Whenever the restrictions imposed by this Section shall terminate as to any share of Restricted Common Stock, as hereinabove provided, the holder thereof shall be entitled to receive from the Company, at the Company's expense (except for any transfer taxes), a new certificate representing such Common Stock not bearing the restrictive legend set forth in Section 8.1(a).

                                   ARTICLE 9.
                              SUPPLYING INFORMATION

        The Company shall cooperate with the holder of the Warrant and the holder of Restricted Common Stock in supplying such information as may be reasonably requested by such holder or reasonably necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Stock.

                                   ARTICLE 10.
                               LOSS OR MUTILATION

        Upon receipt by the Company from any holder of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to the holder; provided, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

                                   ARTICLE 11.
                              OFFICE OF THE COMPANY

        As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

                                   ARTICLE 12.
                               REGISTRATION RIGHTS

        The Warrant Stock issuable upon exercise of this Warrant are entitled to the benefits of the Registration Rights Agreement. The Company shall keep a copy of the Registration Rights Agreement, and any amendments thereto, at the office or agency designated by the Company pursuant to Section 11 and shall furnish copies thereof to the holder upon request.

                                   ARTICLE 13.
                             LIMITATION OF LIABILITY

        No provision hereof, in the absence of affirmative action by the holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of the holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                                   ARTICLE 14.
                            REPRESENTATION OF HOLDER

        The holder represents that it is acquiring the Warrant and the Warrant Stock for the purpose of investment and not with a view to the resale or distribution hereof or thereof; provided, that the disposition of holder's property shall at all times be and remain within its control.

                                   ARTICLE 15.
                                  MISCELLANEOUS

        Section 15.1. Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of the parties shall operate as a waiver of such right or otherwise prejudice the parties' rights, powers or remedies. If the Company fails to comply with any provision of this Warrant, the Company shall pay to the holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees incurred by the holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

        Section 15.2. No Rights As Stockholder. The Person in whose name this Warrant is registered shall be deemed the owner hereof and of the Warrants evidenced hereby for all purposes. The registered holder of this Warrant shall not be entitled to any rights whatsoever as a stockholder of the Company except as herein provided.

        Section 15.3. Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                (a) If to the holder, at its last known address appearing on the books of the Company maintained for such purpose.

                (b) If to the Company:

                    Aames Financial Corporation
                    2 California Plaza
                    350 South Grand Avenue
                    Los Angeles, California 90071
                    Attention:  Cary Thompson
                    Fax No.: (323) 210-4537

                    with a copy to:

                    Troop Steuber Pasich Reddick & Tobey
                    2029 Century Park East
                    Los Angeles, California 90067
                    Attention:  C. N. Franklin Reddick, Esq.
                    Fax No.: (310) 728-2204


or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited in the United States mail.

        Section 15.4. Successors and Assigns. Subject to the provisions of Sections 3.1 and 8, (i) this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of the holder, and (ii) the provisions of this Warrant are intended to be for the benefit of all holders from time to time of this Warrant, and shall be enforceable by any such holders.

        Section 15.5. Amendment. The Warrants may be modified or amended or the provisions thereof waived with the written consent of the Company and the holders of the majority of the portion of this Warrant then outstanding.

        Section 15.6. Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

        Section 15.7. Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

        Section 15.8. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles thereof.

        Section 15.10. Mutual Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS WARRANT.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer on _______________, 1998.



                                       AAMES FINANCIAL CORPORATION



                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                                    EXHIBIT A

                                SUBSCRIPTION FORM

        [To be executed only upon exercise of Warrant]

        The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of _____ Shares of Common Stock of AAMES FINANCIAL CORPORATION and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to __________________ whose address is ____________________ and, if such shares of
Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.

                                       (Name of Registered Owner)
--------------------------------

                                       (Signature of Registered owner)
--------------------------------

                                       (Street Address)
--------------------------------

                                       (City) (State) (Zip Code)
--------------------------------

NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT B

                                 ASSIGNMENT FORM

        FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name and Address of Assignee           No. of Shares of Common Stock
----------------------------           -----------------------------

and does hereby irrevocably constitute and appoint ____________ attorney-in-fact to register such transfer on the books of AAMES FINANCIAL CORPORATION maintained for the purpose, with full power of substitution in the premises.

Dated:
      ------------------------------

Name:
     -------------------------------

Signature:
          --------------------------

Witness:
        ----------------------------


NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.